UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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STEIN MART, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Stein Mart, Inc.

NOTICE AND PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 19, 2018

TO OUR SHAREHOLDERS:

PLEASE TAKE NOTICE that the annual meeting of shareholders of Stein Mart, Inc. (“Stein Mart,” or “our”) will be held on Tuesday, June 19, 2018, at 2:00 P.M., local time, at our Corporate Headquarters, 5th Floor, 1200 Riverplace Blvd., Jacksonville, Florida 32207.

The meeting will be held for the following purposes:

1.	To elect the ten (10) director nominees named in the attached proxy statement to serve as directors of Stein Mart for the ensuing year and until their successors have been elected and qualified;

2.	To approve an advisory resolution approving executive compensation for fiscal year 2017;

3.	To approve the Stein Mart 2018 Omnibus Incentive Plan to replace our existing 2001 Omnibus Plan, as amended and restated;

4.	To approve the Stein Mart Employee Stock Purchase Plan to replace our existing Employee Stock Purchase Plan;

5.	To ratify the appointment of KPMG LLP as our independent registered certified public accounting firm for the fiscal year ending February 2, 2019; and

6.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The shareholders of record at the close of business on April 13, 2018, will be entitled to vote at the annual meeting.

It is hoped you will be able to attend the meeting, but in any event, please vote according to the instructions on the enclosed proxy as promptly as possible. If you are able to be present at the meeting, you may revoke your proxy and vote in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on June 19, 2018: The 2017 Annual Report on Form 10-K and proxy statement of Stein Mart, Inc. are available online at www.proxyvote.com.

For directions to the annual meeting, please contact Ms. Linda Tasseff, Director, Investor Relations, at ltasseff@steinmart.com.

By Order of the Board of Directors,

Gregory W. Kleffner
Secretary

Dated: May 11, 2018

Proxy Statement for the

Annual Meeting of Shareholders of

STEIN MART, INC.

To Be Held on Tuesday, June 19, 2018

i

Stein Mart, Inc.

1200 Riverplace Boulevard Jacksonville, Florida 32207

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 19, 2018

This proxy statement and the enclosed form of proxy are being sent to shareholders of Stein Mart, Inc. (“Stein Mart,” or “we,” “our” or “us”) on or about May 11, 2018, in connection with the solicitation by our Board of Directors of proxies to be used at our annual meeting of shareholders. The meeting will be held on Tuesday, June 19, 2018, at 2:00 P.M., local time, at our Corporate Headquarters, 5th floor, 1200 Riverplace Blvd., Jacksonville, Florida 32207.

The Board of Directors has designated D. Hunt Hawkins and Richard L. Sisisky, and each or either of them, as proxies to vote the shares of common stock solicited on its behalf.

ABOUT THE ANNUAL MEETING

Why did I receive these materials?

Our Board of Directors is soliciting proxies for our 2018 annual meeting of shareholders. You are receiving a proxy statement because you owned shares of our common stock on the record date, April 13, 2018, and that entitles you to vote at our meeting of shareholders. By use of a proxy, you can vote whether or not you attend the meeting. This proxy statement describes the matters on which we would like you to vote and provides information on those matters so that you can make an informed decision.

What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, our Board and Board committees, the compensation of directors and executive officers and other information that the Securities and Exchange Commission requires us to provide annually to our shareholders.

Who is entitled to vote at the meeting?

Holders of common stock as of the close of business on the record date, April 13, 2018, will receive notice of, and be eligible to vote at, our annual meeting of shareholders and at any adjournment or postponement of such meeting. At the close of business on the record date, we had 47,913,163 shares of common stock outstanding and entitled to vote.

How many votes do I have?

Each outstanding share of our common stock you owned as of the record date will be entitled to one vote on each matter considered at the meeting. There is no cumulative voting.

Who can attend the meeting?

Only persons with evidence of stock ownership as of the record date or who are our invited guests may attend and be admitted to the annual meeting of shareholders. Shareholders with evidence of stock ownership as of the record date may be accompanied by one guest. Photo identification will be required (e.g., a valid driver’s license, state identification or passport). If a shareholder’s shares are registered in the name of a broker, trust, bank or another nominee, the shareholder must bring a proxy or a letter from that broker, trust, bank or other nominee or their most recent brokerage account statement that confirms that the shareholder was a beneficial owner of our shares as of the record date. Since seating is limited, admission to the meeting will be on a first come, first served basis.

Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted to be used at the meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the common stock outstanding on the record date will constitute a quorum, permitting the conduct of business at the meeting. Proxies received but marked as abstentions and broker non-votes, if any, will be included in the calculation of the number of votes considered to be present at the meeting for the purposes of a quorum.

How do I vote?

If you are a holder of record (that is, your shares are registered in your own name with our transfer agent), you can vote either in person at the annual meeting or by proxy without attending the annual meeting. We urge you to vote by proxy even if you plan to attend the annual meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting. If you attend the meeting in person, you may vote at the meeting and your proxy will not be counted.

Each shareholder electing to receive shareholder materials by mail may vote by proxy by using the accompanying proxy card. When you return a proxy card that is properly signed and completed, the shares represented by your proxy will be voted as you specify on the proxy card. Holders of record may also vote by calling the toll-free telephone number on the proxy card or by following the instructions on the proxy card to vote online. Please have the proxy card handy when you call or access the website for Internet voting. If you vote by telephone or on the Internet, you do not have to return your proxy card.

If you hold your shares in “street name,” you must either direct the bank, broker or another record holder of your shares as to how to vote your shares or obtain a proxy from the bank, broker or another record holder to vote at the meeting. Please refer to the voter instruction cards used by your bank, broker or another record holder for specific instructions on methods of voting, including by telephone or using the Internet.

Your shares will be voted as you indicate. If you return the proxy card but you do not indicate your voting preferences, then your proxy card will be deemed to direct the individuals designated as proxies to vote your shares in accordance with the Board’s recommendations. At this time, the Board and management do not intend to present any matters at the annual meeting other than those outlined in the notice of the annual meeting. Should any other matter requiring a vote of shareholders arise, shareholders returning the proxy card or voting via the telephone or on the Internet confer upon the individuals designated as proxies discretionary authority to vote the shares represented by such proxy on any such other matter in accordance with their best judgment.

Can I change my vote?

Yes. If you are a shareholder of record, you may revoke or change your vote at any time before the proxy is exercised by filing a notice of revocation with our secretary, by mailing a proxy bearing a later date, by submitting new voting instructions by telephone or on the Internet or by attending the annual meeting and voting in person. For shares you hold beneficially in “street name,” you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares, by attending the meeting and voting in person. In either case, the powers of the proxy holders will be suspended if you attend the meeting in person and are the shareholder of record (or, if your shares are held in “street name” you have a legal proxy as described above) and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board of Directors and will pay all expenses associated with this solicitation. In addition to mailing these proxy materials, certain of our officers and other employees may, without compensation other than their regular compensation, solicit proxies through further mailing or personal conversations, or by telephone, e-mail or other electronic means. We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of our stock and to obtain proxies.

Will shareholders be asked to vote on any other matters?

To our knowledge, shareholders will vote only on the matters described in this proxy statement. However, if any other matters properly come before the meeting, the persons designated as proxies will vote on those matters in the manner they consider appropriate.

What vote is required to approve each item?

Directors are elected by a plurality of the votes cast at the meeting, which means that the ten (10) nominees who receive the highest number of properly executed votes will be elected as directors, even if those nominees do not receive a majority of the votes cast. A properly executed proxy marked “For All Except” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. However, pursuant to a majority voting policy adopted by our Board, any nominee who receives more “withheld” than “for” votes must submit his or her resignation to the Corporate Governance Committee even if he or she received a plurality of votes. The Board of Directors shall then consider the Corporate Governance Committee’s recommendation as to whether or not to accept such resignation and will publicly disclose its decision, the process in reaching its decision and the underlying reasons for its decision.

The advisory resolution on executive compensation commonly referred to as a “say-on-pay” resolution, is not binding on the Board of Directors. Although the vote is non-binding, the Board of Directors and the Compensation Committee will review the voting results in connection with their ongoing evaluation of our compensation program. The advisory resolution on executive compensation will be approved if the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal.

The approval of the Stein Mart 2018 Omnibus Incentive Plan and the Stein Mart Employee Stock Purchase Plan will be approved if the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal.

The ratification of the appointment of KPMG LLP to serve as our independent registered certified public accounting firm for the fiscal year ending February 2, 2019, will be approved if the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal.

How are votes counted?

In the election of directors, you may vote “FOR ALL” of the nominees or for none of the nominees (“WITHHOLD ALL”) or your vote may be “FOR ALL EXCEPT” with respect to one or more of the nominees.

For the advisory resolution on executive compensation, the approval of the Stein Mart 2018 Omnibus Incentive Plan, the approval of the Stein Mart Employee Stock Purchase Plan and the ratification of the appointment of KPMG LLP to serve as our independent registered certified public accounting firm for the fiscal year ending February 2, 2019, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions are considered to be present and entitled to vote at the meeting but will have no effect on the advisory resolution on executive compensation, the approval of the Stein Mart 2018 Omnibus Incentive Plan, the approval of the Stein Mart Employee Stock Purchase Plan or the ratification of the appointment of our independent registered certified public accounting firm.

If you hold your shares in “street name,” we have supplied copies of our proxy materials for our 2018 annual meeting of shareholders to the broker, bank or other nominee holding your shares of record and they have the responsibility to send these proxy materials to you. Your broker, bank or other nominee is permitted to vote your shares on the appointment of our independent registered certified public accounting firm without receiving voting instructions from you. In contrast, all other proposals are “non-discretionary” items. This means brokerage firms that have not received voting instructions from their clients on these proposals may not vote on them. These so-called “broker non-votes” will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval and will have no effect on the outcome of the proposals.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement, proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote your shares applicable to each proxy card and voting instruction card that you receive.

Where can I find the voting results of the annual meeting?

We intend to announce the preliminary voting results at the annual meeting and publish the final results in a Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) within four business days following the annual meeting.

SECURITY OWNERSHIP

Security Ownership of Certain Beneficial Owners

As of December 31, 2017, there were no persons known to us, other than Jay Stein, who is shown in the table below, to be the beneficial owner of more than five percent (5%) of our outstanding common stock based on shares of common stock outstanding on such date. Mr. Stein’s beneficial ownership includes shares of common stock held by the Berry Hattie Stein Grantor Retained Annuity Trust and the Jay Meredith Stein Grantor Retained Annuity Trust.

Security Ownership of Directors and Executive Officers

The following table sets forth certain information with respect to beneficial ownership of our common stock as of April 13, 2018 by: (i) each director; (ii) each director nominee; (iii) each current executive officer named in the Summary Compensation Table and (iv) all directors, director nominees and executive officers as a group. The address for all persons listed below is Stein Mart Corporate Headquarters, 1200 Riverplace Blvd., Jacksonville, Florida 32207.

Name	Amount and Nature of Beneficial Ownership(1)	Percent of Class(*)
Jay Stein(2)	15,306,322	31.9%
Irwin Cohen(3)	51,955	*
Thomas L. Cole	10,152	*
Timothy Cost	10,152	*
Lisa Galanti	10,152	*
D. Hunt Hawkins(3)	594,762	1.2%
Gregory W. Kleffner(3)	483,314	1.0%
Mitchell W. Legler(3)	308,708	*
MaryAnne Morin(3)	142,530	*
Richard L. Sisisky(3)	135,351	*
Burton M. Tansky(3)	19,039	*
John H. Williams, Jr.(4)	150,000	*
All directors, director nominees and executive officers as a group (13 persons)(2)(3)	17,527,869	36.6%

(*)	Amount is less than one percent (1%) of total outstanding common stock.

(1)	All shares of common stock included in the table are subject to the sole investment and voting power of the respective directors and executive officers, except as otherwise set forth in the footnotes below.

(2)	Shares consist of 2,468,826 shares owned by Stein Ventures Limited Partnership, the general partner of which is Cary Ventures, Inc., 133,709 shares owned by Cary Ventures, Inc., a corporation wholly-owned by Mr. Stein, and 12,028,988 shares owned by trusts for the benefit of Mr. Stein’s family members.

(3)	Includes the following shares which are not currently outstanding but which the named shareholders are entitled to receive upon exercise of options that are currently exercisable or that become exercisable within sixty (60) days of April 13, 2018:

D. Hunt Hawkins	289,189
MaryAnne Morin	100,000
Gregory W. Kleffner	210,396
All directors, director nominees and executive officers as a group (13 persons)	709,104

Includes the following shares of restricted stock which are currently outstanding and will be delivered to each individual upon vesting:

Irwin Cohen	7,482
Thomas L. Cole	5,922
Timothy Cost	5,922
Lisa Galanti	5,922
D. Hunt Hawkins	70,430
Gregory W. Kleffner	48,010
Mitchell W. Legler	27,092
MaryAnne Morin	42,530
Richard L. Sisisky	7,482
Burton W. Tansky	7,482
All directors, director nominees and executive officers as a group (13 persons)	273,104

(4)	Includes 150,000 shares owned jointly by Mr. Williams and his wife.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons owning more than ten percent (10%) of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities and to furnish us with copies of all such reports. To our knowledge, based solely on our review of copies of such reports furnished to us during 2017, all Section 16(a) filing requirements applicable to our directors, officers and greater than ten percent (10%) beneficial owners have been complied with on a timely basis, with the exception of the following: Ms. E. Chantelle Quick, Mr. Gary Pierce, Ms. MaryAnne Morin, Ms. Roseann McLean, Mr. Mitchell Legler, Mr. Gregory Kleffner and Mr. D. Hunt Hawkins each had a late Form 4 dated May 31, 2017, with respect to the grant of restricted stock; Mr. Mitchell Legler had a late Form 4 dated May 31, 2017, with respect to the purchase of common stock; and Mr. Irwin Cohen had a late Form 4 dated July 3, 2017, with respect to the withholding of shares for payment of taxes.

PROPOSAL NO. 1 -

ELECTION OF DIRECTORS

At the meeting, ten (10) directors will be elected to serve until the next annual meeting of shareholders and the election and qualification of their successors or a decrease in the number of directors. Each nominee is presently available for election. We have one (1) new director nominee this year: MaryAnne Morin. Ms. Morin has not previously served on the Board. Ms. Morin is standing for election to John H. Williams, Jr.’s board seat as Mr. Williams notified us of his retirement from the Board effective at the Annual Meeting of Shareholders to be held on June 19, 2018. Ms. Morin’s appointment to the Board was due to her broad depth of experience in the retail industry. The Corporate Governance Committee carefully reviewed the experience and qualifications of Ms. Morin and considered her expertise in light of areas of the Board which would benefit from such expertise and caused the candidate to be fully vetted. As a result, the Corporate Governance Committee recommended Ms. Morin to the full Board. There are no family relationships between any of our directors, director nominees or executive officers. While our directors are elected by a plurality vote, our majority voting policy requires that any director who receives more “withheld” votes than “for” votes must tender his or her resignation and the full Board must determine whether or not to accept those resignations. We will file a Form 8-K that discloses the Board’s decision and the reasons for its actions.

We believe that each nominee possesses the characteristics that are expected of all directors, namely, independence, integrity, sound business judgment and a willingness to represent the long-term interests of all shareholders. The following paragraphs provide biographies of each of our nominees and descriptions of the experiences, qualifications and skills that caused the Corporate Governance Committee and the Board to determine that these nominees should serve as our directors. These biographies contain information regarding each nominee’s service as a director, business experience, director positions held currently or at any time during the last five (5) years and information regarding involvement in certain legal or administrative proceedings, if applicable.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE FOLLOWING NOMINEES.

Name Age	Positions with Stein Mart; Principal Occupations and Other Directorships During Past Five (5) Years; Special Experiences, Qualifications and Skills	Year First Became Director of Stein Mart
Jay Stein (72)	Chairman of the Board of Stein Mart since 1989; Chief Executive Officer of Stein Mart from June 2013 to March 2016, interim Chief Executive Officer of Stein Mart from September 2011 to June 2013 and Chief Executive Officer of Stein Mart from 1990 to September 2001. Mr. Stein brings extensive knowledge of the retail environment and outstanding merchandising skills to the Board, as well as extensive historical and operational knowledge based on many years of experience with Stein Mart.	1968
Irwin Cohen †ß¥ (77)	Director of Stein Mart; Senior Advisor with the Peter J. Solomon Company, an investment banking firm, from June 2003 to retirement in October 2013; Global Managing Partner of the Retail and Consumer Products Practice of Deloitte & Touche LLP from 1998 to May 2003; director of Supervalu, Inc. since June 2003. Mr. Cohen adds extensive financial and accounting experience and expertise in evaluating financial controls as well as extensive experience within the retail segment.	2008
Thomas L. Cole ¥† (69)

Director of Stein Mart; Chief Administrative Officer of Macy’s, Inc., from February 2009 to retirement in June 2013; Vice Chair of Federated Department Stores from February 2003 to February 2009; various executive positions with Federated Department Stores from 1980 to 2003; and various positions with divisions of the former Allied Stores, from 1972 to 1980. Mr. Cole serves as a Director of Beall’s Department Stores (since January 2015), and on the Fashion Advisory Board at Kent State University. Mr. Cole greatly broadens the Board’s retail and apparel experience and offers invaluable advice as to Stein Mart’s administrative policies and procedures including, but not limited to, logistics, supply chain management and information technology.

		2016
Timothy Cost ¥ ∎ (58)

Director of Stein Mart; President of Jacksonville University since February 2013; Executive Vice President, Global Corporate Affairs, of PepsiCo, Inc. from December 2010 to January 2013; Chairman of Global Health Care of APCO Worldwide, a public affairs and communications firm, from June to November 2010; Senior Vice President, Corporate Affairs for Wyeth, a healthcare company, from February 2008 until December 2009; Executive Vice President of ARAMARK from 2003 to early 2008; and, in prior years, service in investor relations and communications roles with Pharmacia Corporation, Eastman Kodak Company and Bristol-Myers Squibb. Mr. Cost has served on the Board of Web.com since December 2014, as well as serving on various civic, cultural and educational boards in the Jacksonville, Florida area. Mr. Cost’s strong background in corporate affairs and communications will add invaluable expertise to Stein Mart’s shareholder engagement process.

		2016

Lisa Galanti ¥ ∎ (62)	Director of Stein Mart; co-founder of Fitzgerald & Co. in 1983 and Managing Director from 1987 until her retirement in 2015. Fitzgerald & Co is a leading marketing communications and advertising agency and an Interpublic Group agency since 1998. Ms. Galanti brings invaluable expertise in marketing and communications to the Board.	2016
D. Hunt Hawkins (59)

Director of Stein Mart; Named Chief Executive Officer of Stein Mart in January 2017; promoted to Interim Chief Executive Officer and Director of Stein Mart in September 2016; President and Chief Operating Officer of Stein Mart in April 2014; Executive Vice President and Chief Operating Officer of Stein Mart in December 2011; Executive Vice President and Chief Administrative Officer of Stein Mart in October 2007; Executive Vice President of Operations of Stein Mart in September 2006; Senior Vice President, Human Resources of Stein Mart, February 1994. As a long-time executive of Stein Mart, Mr. Hawkins brings extensive operational knowledge to the Board.

		2016
MaryAnne Morin (55)

President of Stein Mart since February 2017; Chief Merchant, Executive Vice President of Lord & Taylor and Hudson’s Bay from 2015 to January 2017; Executive Vice President, Merchandising and Senior Vice President, General Merchandising Manager of Lord & Taylor and Hudson’s Bay from 2009 through 2015; Merchandise Manager/Product Director for Macy’s Merchandising Group from 2007 through 2009; Managing Director for Echo Design Group/Monsac from 2002 through 2006.

		Director nominee in 2018
Mitchell W. Legler (75)	Director of Stein Mart; majority shareholder of the law firm Kirschner & Legler, P.A. since April 2001; sole shareholder of the law firm Mitchell W. Legler, P.A. from August 1995 to April 2001; general counsel to Stein Mart since 1991; Chairman of the Board of OneWater Marine Holding, LLC since 2015. Mr. Legler’s substantial experience with financial companies and his general legal knowledge is beneficial to the Board’s understanding of risks faced by Stein Mart and assists in guiding the Board in understanding its responsibilities.	1991
Richard L. Sisisky ∎ß¥× (63)	Director of Stein Mart; President of The Shircliff & Sisisky Company, a management consulting company, since 2003; Partner, SilverSolutions Consulting, LLC, a transportation and logistics consulting firm since 2018; President and Chief Operating Officer and director of ParkerVision, Inc. from 1998 to 2003. Mr. Sisisky’s material knowledge of the general business environment and management skills are invaluable to the Board’s strategic insight and analysis.	2003
Burton M. Tansky ∎†ß¥ (80)	Director of Stein Mart; Senior Advisor with Marvin Traub Associates, a global business development and strategy consulting firm focused on working with brands, retailers, developers and related businesses, since 2017; Chief Executive Officer of the Neiman Marcus Group from 2001 to 2010; President and CEO of The Neiman Marcus Stores from 1994 to 2001; Director of the Howard Hughes Corporation and the Donald Pliner Company. Mr. Tansky brings extensive experience in retail management to the Board.	2014

†	Member of the Audit Committee
∎	Member of the Compensation Committee
ß	Member of the Corporate Governance Committee
×	Lead Director
¥	Independent Director in accordance with applicable NASDAQ rules

EXECUTIVE OFFICERS

Our executive officers are:

Name (Age)	Position

D. Hunt Hawkins (59)	Chief Executive Officer
MaryAnne Morin (55)	President
Gregory W. Kleffner (63)	Executive Vice President and Chief Financial Officer

Mr. Hawkins joined us in February 1994 as Senior Vice President, Human Resources. He was promoted to Executive Vice President of Operations in September 2006, to Executive Vice President, Chief Administrative Officer in October 2007, to Executive Vice President, Chief Operating Officer in December 2011, to President and Chief Operating Officer in April 2014, to interim Chief Executive Officer in September 2016 and to Chief Executive Officer in January 2017.

Ms. Morin joined us in February 2017 as President. Prior to joining us, Ms. Morin was the Chief Merchant, Executive Vice President of Lord & Taylor and Hudson’s Bay from 2015 to January 2017. Before that, she held several leadership positions within Lord & Taylor and Hudson’s Bay from 2009 through 2015 including Executive Vice President, Merchandising and Senior Vice President, General Merchandising Manager. From 2007 through 2009 Ms. Morin was Merchandise Manager/Product Director for Macy’s Merchandising Group. From 2002 through 2006 she was Managing Director for Echo Design Group/Monsac.

Mr. Kleffner joined us in August 2009 as Senior Vice President and Chief Financial Officer. He was promoted to Executive Vice President in February 2010. Prior to joining us, Mr. Kleffner spent six (6) years with Kellwood Company, an apparel manufacturer. While at Kellwood Company, he served as Vice President, Controller from 2002 to 2005, Vice President Finance and Controller from 2005 to 2006, Senior Vice President Finance and Controller from 2006 to 2007 and Chief Financial Officer from 2007 to 2008.

CORPORATE GOVERNANCE

We are structured with a Board of Directors (the “Board”) as our highest governing body. The Board, in turn, has a Chairman who helps set the agenda with management and who chairs the meetings of the Board. Mr. Jay Stein has served as Chairman of the Board since 1989. He is Stein Mart’s largest shareholder and the principal architect of our growth, so the Board and management believe he is uniquely suited to seek to maximize shareholder value. Mr. Stein served as Chief Executive Officer of Stein Mart from 1990 to September 2001, interim Chief Executive Officer from September 2011 to June 2013, and Chief Executive Officer from June 2013 to March 2016. During such times, the Board determined that it was in the best interest of Stein Mart to combine the roles of Chairman and Chief Executive Officer while both offices were held by Mr. Stein. Mr. D. Hunt Hawkins was appointed as our Interim Chief Executive Officer in September 2016 and named Chief Executive Officer in January 2017. The Board and management currently believe that it is in our best interest to separate the roles of Chairman and Chief Executive Officer.

The Board elects a lead director (the “Lead Director”), who also serves as Chairman of the Corporate Governance Committee. The Lead Director is an independent director with substantial management experience who works with the Board’s Chairman and management to set the agenda for Board meetings, serves as a liaison between the Board and management to facilitate communications, acts as a moderator of executive sessions made up solely of independent directors and assures that an independent director is involved in setting agendas for the Board and Corporate Governance Committee meetings. Our Lead Director is currently Mr. Sisisky, a position he has held since 2012.

Our Corporate Governance Guidelines require that a majority of our directors qualify as independent directors. The Board determines independence on the basis of the standards specified by NASDAQ, the additional standards referenced in our Corporate Governance Guidelines, and other facts the Board considers relevant. The Board has reviewed relevant relationships between us and each non-employee director, as well as any other facts that might impair a director’s independence. Based on that review, the Board has determined that all current directors are independent except for D. Hunt Hawkins, Mitchell Legler, Jay Stein, and John Williams who are not independent, as they are employees of Stein Mart, and except for our director nominee, MaryAnne Morin, who will not be independent if elected to fill Mr. Williams’ seat of the Board, as she is also an employee of Stein Mart. In determining the independence of each director, the matters described under “Related Party Transactions” were considered.

The Board meets at least quarterly and provides supervision of Stein Mart between meetings through a number of standing committees. The Board recognizes its responsibility for oversight of our risk management and periodically addresses strategic risks such as changes in the retail environment. The Board believes that its focus on risk management discourages inappropriate risk-taking by management and results in appropriate controls. The Board has delegated to various committees responsibility for specific areas of risk management. For example, one (1) meeting each year of the Audit Committee is heavily focused on operational risk management dealing with areas of primary concern to us such as inventory control and shrinkage, technology/data breach risk, insurance coverage, financial controls, adequacy of reserves, financing and liquidity, operating and capital budgets and third-party claims. Management annually identifies and prioritizes current risks to the business and reviews those risks and actions to minimize such risks with our Audit Committee.

The Compensation Committee seeks to establish an executive compensation program that creates a balance between rewarding performance and avoiding inappropriate risk-taking by management. Our incentive compensation program for executives is reviewed annually, and adjusted if needed, in order to focus management on our performance but also to reduce inappropriate risks. In order to further reduce our risk profile with respect to our executive compensation program, the Board adopted the Stein Mart, Inc. Clawback Policy (the “Clawback Policy”) on September 27, 2016. The Clawback Policy provides that, with respect to incentive compensation for our executives that is granted, earned or vested based wholly or in part on the attainment of a financial reporting measure, the amount of an individual’s award depends on our performance and is subject to recoupment in the event we are required to prepare an accounting restatement of our financial statements due to material noncompliance with financial reporting requirements under the securities laws, which reduces the ability of and incentive for an individual to take undue risks at the expense of our performance in an effort to increase the amount of his or her award. With respect to employees below the executive level, management is encouraged to design the incentive compensation program and set specific performance criteria which similarly are intended to maximize opportunities and control risks at all levels of our operations. See the Compensation Discussion and Analysis section of this Proxy Statement for more information on our executive compensation program.

Shareholders who wish to communicate with the Board of Directors, or any particular director, may send a letter to our Secretary at the address set forth on the first page of this proxy statement. The mailing envelope should contain a clear notation on the outside that the enclosed letter is a “Shareholder-Board Communication” or a “Shareholder-Director Communication.” All such letters should identify the author as a shareholder, state the name in which the shares of such author are held, and clearly state whether the intended recipients are all members of the Board or only certain specified individual directors. The Secretary will make copies of such letters and circulate them to the appropriate director or directors.

The Board adopted Corporate Governance Guidelines to assist the Board in the exercise of its responsibilities. The Corporate Governance Guidelines are available on our website, www.steinmart.com.

MEETINGS AND COMMITTEES OF THE BOARD

During 2017, the Board held a total of seven (7) regular meetings. All directors attended at least seventy-five percent (75%) of all meetings of the Board and Board committees on which they served during 2017. We do not have a formal policy requiring directors to attend annual meetings of shareholders. However, the annual meeting is generally held on the same day as a regularly scheduled Board meeting and we expect that all of our directors will attend the annual meeting of shareholders. All directors attended the last annual meeting.

The Board of Directors has established four (4) standing committees: an Executive Committee, an Audit Committee, a Compensation Committee and a Corporate Governance Committee. Each standing committee operates pursuant to a charter adopted by the full Board which is available on our website, www.steinmart.com. The Committees are more fully described below. Members of the standing committees are appointed annually at the regular Board meeting held in conjunction with the annual shareholders’ meeting, with changes in committee assignments being made during the year as the Board of Directors deems appropriate. In addition, the Board occasionally designates ad hoc committees for special purposes.

Executive Committee. The Executive Committee is comprised of any two (2) directors who are independent directors under NASDAQ rules and one (1) additional director who is our Chief Executive Officer. Subject to the limitations specified by the Florida Business Corporation Act, the Executive Committee is authorized by our bylaws to exercise all of the powers of the Board of Directors when the Board of Directors is not in session. There were no Executive Committee meetings held during 2017.

Audit Committee. During 2017, the Audit Committee was comprised of Mr. Cohen (Chairman), Mr. Cole and Mr. Tansky, each of whom is an independent director under NASDAQ rules applicable to Audit Committee members. During 2017, the Audit Committee held 12 meetings. The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements relating to our accounting and financial reporting processes and controls, and (3) the independence and performance of our internal auditors and independent registered certified public accounting firm. Our internal auditors, as well as our independent registered certified public accounting firm, report directly to the Audit Committee. Our Board of Directors has determined that Mr. Cohen qualifies as an “audit committee financial expert” as defined by the SEC. Mr. Tansky also has significant financial expertise due to his service as a chief executive officer with chief financial officers reporting to him during his career, and Mr. Cole’s service as a chief administrative officer of a national department store also gives him deep insight into the financial aspects of our business.

Compensation Committee. The Compensation Committee is comprised of Messrs. Tansky (Chairman), Sisisky and Cost and Ms. Galanti, each of whom is an independent director under NASDAQ rules. During 2017, the Compensation Committee held three (3) meetings. This Committee has the responsibility for approving and evaluating the compensation arrangements for our directors and officers, including the short-term and long-term incentive compensation programs. It also recommends to the Board of Directors adoption of any compensation plans in which our officers and directors are eligible to participate. The Compensation Committee also serves as the Option Committee and makes grants of stock options, restricted stock and performance shares under our 2001 Omnibus Plan. The Compensation Committee may form and delegate authority to subcommittees. Please refer to our Compensation Discussion and Analysis beginning on page 13 for additional discussion of the role our Compensation Committee plays in setting executive and director compensation.

Corporate Governance Committee. The Corporate Governance Committee is comprised of Mr. Sisisky (as the Lead Director and Chairman), Mr. Cohen (as the Chairman of the Audit Committee), and Mr. Tansky (as the Chairman of the Compensation Committee), each of whom is an independent director under NASDAQ rules. The Committee is responsible for the search and selection of our future directors and recommends to the full Board the slate of directors to be proposed to our shareholders for election at our annual meeting of shareholders. The Committee also reviews, from time to time, the roles of the other standing committees, recommends committee assignments and evaluates, on a periodic basis, the performance of the Board and each of its committees, as well as the relationship between the Board and our management. During 2017, the Corporate Governance Committee held two (2) meetings. The Lead Director, among other things, assists in setting agendas for meetings of the Board, acts as a moderator of executive sessions made up solely of our independent directors and serves as a liaison to increase the flow of information between Board members and our management.

The Corporate Governance Committee will consider nominees for director recommended by our shareholders. Any shareholder wishing to make such a recommendation to the Corporate Governance Committee should submit the recommendation, in writing, with such supporting information as the shareholder believes appropriate, as well as any other information required to be disclosed about the candidate under the SEC’s proxy rules, to the Corporate Governance Committee in care of our Lead Director at our headquarters in Jacksonville, Florida. Shareholder nominations for director must be received by the Lead Director on or before January 11, 2019, in order to be considered timely for our 2019 annual meeting. Shareholders desiring to make a director nomination must comply with the procedures outlined in Section 3.18 of our Bylaws.

The Corporate Governance Committee reviews a broad range of criteria when considering all possible candidates for the Board, including experience, education, ability to read and understand financial statements, ethics, business reputation and other factors that the Committee believes relevant in determining whether a candidate would add to the Board’s ability to guide Stein Mart. In recommending director nominees, the Committee seeks to achieve a diversity of business experience and to enhance the Board’s ability to address challenges facing us and better understand our ability to take advantage of opportunities in the overall business landscape. The Committee informally evaluates incumbent directors to determine whether they should be nominated to stand for re-election based on such factors, as well as their contributions to the Board during their current terms. When a vacancy develops, the Committee will solicit input regarding potential new candidates from a variety of sources, including existing directors and senior management. If the Committee deems it appropriate, the Committee may engage a third-party search firm. The Committee will evaluate all potential candidates, including any candidates recommended by shareholders, based on their biographical information and qualifications, information available through public records and their “independence,” and, if a potential candidate appears to be a good choice, will arrange personal interviews of qualified candidates by one (1) or more Committee members, other Board members and senior management, as the Committee believes appropriate.

Special Ad Hoc Committee. The Special Ad Hoc Committee was appointed by the Board of Directors and is comprised of Mr. Sisisky (as the Lead Director and Chairman) and Messrs. Cohen and Cole. The Committee is responsible for oversight of (1) our turn-around strategy and initiatives to maximize enterprise value, (2) our financial and operational performance improvement initiatives, (3) our cash management initiatives (including cash flow forecasting, working capital and vendor management), (4) our investigation of potential sources of additional capital, and (5) our contingency planning. During 2017, the Special Ad Hoc Committee met 7 times.

COMPENSATION OF DIRECTORS

Our Compensation Committee’s philosophy is to target non-employee director compensation at levels consistent with companies in our industry. The Board elected to maintain its annual retainer at $36,000 for 2017.

In addition to annual retainers, non-employee directors continue to be compensated through attendance fees and receipt of equity-based compensation. For fiscal year 2017, each non-employee director received attendance fees of $2,000 for attending meetings of the Board and $2,000 for attending committee meetings whether in person or by conference call. Each non-employee director received approximately $40,000 in value of our shares which, based on the price of our stock on the respective grant dates in fiscal 2015 and 2016, equaled 6,240 and 10,152 Restricted Shares. There were no grants made in fiscal 2017. These Restricted Shares vest monthly over a three-year period, with immediate vesting in the event of death, disability, retirement at age 72 or a change in control of Stein Mart.

In fiscal 2017, to compensate certain directors with additional responsibilities, (i) our Lead Director received an additional annual retainer of $40,000, (ii) the Chairperson of our Audit Committee received an additional annual retainer of $25,000, and (iii) the Chairperson of the Compensation Committee received an additional annual retainer of $25,000.

Under our 2001 Omnibus Plan, each non-employee director also received a one-time grant of 4,000 stock options upon becoming a director. Our 2018 Omnibus Incentive Plan, described in Proposal No. 3, does not provide for automatic stock option grants for new directors.

DIRECTOR COMPENSATION FOR FISCAL YEAR ENDED FEBRUARY 3, 2018

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)

Jay Stein	24	-	-	-	-	-	24

Irwin Cohen	99,000	-	-	-	-	6,079	105,079

Thomas L. Cole	66,000	-	-	-	-	233	66,233

Timothy Cost	50,000	-	-	-	-	233	50,233

Lisa Galanti	79,000	-	-	-	-	233	79,233

Mitchell W. Legler(5)	80,000	17,472	-	-	-	22,170	119,642

Richard L. Sisisky	100,000	-	-	-	-	6,079	106,079

Burton M. Tansky	97,000	-	-	-	-	5,079	102,709

John H. Williams, Jr.(6)	-	-	-	-	-	68,488	68,488

(1)

The compensation received by Hunt Hawkins, our Chief Executive Officer and director, is shown in the Summary Compensation Table. Mr. Hawkins received no additional compensation for his services as a director.

(2)

Reflects the aggregate grant date fair value computed in accordance with ASC Topic 718 of stock and option awards made during the fiscal year ended February 3, 2018. Forfeiture estimates have been disregarded in determining the amounts indicated. During fiscal year 2017, there were no grants made to our non-employee directors named above. Mr. Legler received 9,600 stock awards with a grant date fair value of $1.82 per stock award and 14,400 performance units with a grant date fair value of $0.80 as a result of being a participant in our Long-Term Incentive Program. At February 3, 2018, our directors had the following stock and option awards outstanding from prior years:

(a)    Mr. Stein: none.

(b)    Mr. Cohen: 7,482 restricted shares and no options.

(c)    Mr. Cole: 5,922 restricted shares and 4,000 options.

(d)    Mr. Cost: 5,922 restricted shares and 4,000 options.

(e)    Ms. Galanti: 5,922 restricted shares and 4,000 options.

(f)    Mr. Sisisky: 7,482 restricted shares and no options.

(g)    Mr. Tansky: 7,482 restricted shares and no options.

(h)    Mr. Williams: no restricted shares or options.

(3)	Reflects the amount earned under our Short-Term Incentive Plan of which Mr. Legler is a participant.

(4)

Includes, for all directors, amounts paid as dividends on unvested restricted stock awards that vested during the year. Also includes, for Messrs. Legler and Williams, $16,091 and $27,674 for medical benefits not provided to non-executive employees, respectively.

(5)

Mr. Legler is the majority shareholder of Kirschner & Legler, P.A., general counsel to Stein Mart since April 2001. For a description of the arrangement with Kirschner & Legler, P.A. for Mr. Legler’s service as our general counsel, including fees paid pursuant to this arrangement, see the section entitled Related Party Transactions elsewhere in this proxy statement.

(6)

Mr. John H. Williams, Jr., a former executive officer of Stein Mart, remains an employee of Stein Mart and does not receive additional compensation for his services as a director. Other compensation for Mr. Williams includes $40,014 salary; $27,674 in medical benefit payments not provided to non-executive employees (which includes excess medical, dental and vision payments); $800 in company contributions to his 401(k) plan.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This Compensation Discussion and Analysis provides information regarding our compensation programs and policies for our executives who are listed in our Summary Compensation Table. This includes Hunt Hawkins, our Chief Executive Officer, MaryAnne Morin, our President, and Gregory Kleffner, our Executive Vice President and Chief Financial Officer. Collectively, we refer to these executives as our “Named Executive Officers.”

Compensation Philosophy and Objectives

Our compensation program is designed to meet the following goals:

●	attract the best possible candidates;

●	retain our key officers;

●	align the interests of our officers with those of our shareholders; and

●	provide our officers with incentive pay directly associated with performance.

To achieve these objectives, we use a mix of compensation elements, including:

●	base salary;

●	short-term incentives (annual cash);

●	long-term incentives (equity), with a mixture of performance-based and time-based vesting;

●	employee benefits and perquisites; and

●	employment agreements.

In determining the amount and form of these compensation elements, we may consider a number of factors in any given year. For 2017, as in prior years, our Compensation Committee granted long-term equity compensation in Target amounts equal to a range of 90%-140% of our Named Executive Officers’ base salary. As discussed in more detail herein, a majority of such Target long-term equity incentives are performance-based, reflecting the Compensation Committee’s belief that our Named Executive Officers should receive higher benefits when our stock performs well in comparison to our peers. Our Compensation Committee has utilized the following best practice compensation policies in designing our compensation structure to align compensation of our Named Executive Officers with our performance while still providing incentives to retain our talented management team:

Our Compensation Practices Include:		Our Compensation Practices Do NOT Include:

✓	Short-term cash incentive based on objective standards	X	Excise tax gross-up on Change in Control payments

✓	Long-term incentives 100% equity-based	X	Repricing or backdating of awards

✓	Majority of 2017 long-term incentives performance-based	X	Repurchase of underwater stock options

✓	Performance-based long-term incentives measured against Total Shareholder return for the Standard & Poor’s (“S&P”) Apparel Retail Index	X	Hedging of our common stock by executive officers and directors

✓	Adoption of Clawback Policy for incentive compensation	X	Pledging of our common stock by executive officers and directors

✓	Stock ownership guidelines for executive officers and directors

✓	Annual “Say on Pay” vote

Other factors that the Compensation Committee may consider in determining compensation include the following:

●

Compensation levels paid by companies in our peer group and as reflected in published survey data. We believe this approach helps us to compete in hiring and retaining the best possible talent while at the same time maintaining a reasonable and responsible cost structure;

●	Corporate and individual performance, as we believe this encourages our Named Executive Officers to focus on achieving our business objectives;

●	The experiences and individual knowledge of the members of our Board regarding compensation programs generally and at other companies on whose boards they may serve;

●	The recommendations of our Chief Executive Officer and our Compensation Committee’s compensation consultant;

●	Broader economic conditions, to ensure that our pay strategies are effective yet responsible, particularly in the face of any unanticipated consequences of the broader economy on our business; and

●

Individual negotiations with Named Executive Officers, particularly in connection with their initial compensation package, as these executives may be leaving meaningful compensation opportunities at their prior employer to come work for us, or foregoing other compensation opportunities with other prospective employers to continue to work for us, as well as negotiations upon their departures, as we recognize the benefit to our shareholders of seamless transitions.

Although the Compensation Committee reviews from time to time the values of vested equity awards held by, and equity award profits realized by, executives, the increases or decreases in the value of equity awards that were previously granted have no significant impact in the determination of cash or equity-based compensation for the current fiscal year.

Say on Pay

The Compensation Committee considered the results of the shareholder advisory vote on executive compensation for fiscal year 2016 as support for the compensation policies and practices in place for fiscal 2017. At the 2017 annual meeting of shareholders, more than 99% of the votes cast on the shareholder advisory vote on executive compensation were in favor of our executive compensation program. Our Board of Directors and our Compensation Committee value the opinions of our shareholders and are committed to ongoing engagement with our shareholders on executive compensation practices. Our Board of Directors has recommended that our shareholders should have the opportunity to vote on our executive compensation practices each year in connection with the “say when on pay” proposal in this proxy statement. Our shareholders last approved an annual “say-when-on-pay” proposal at our 2017 annual meeting of shareholders.

Clawback Policy

On September 27, 2016, our Board approved and adopted a Clawback Policy for recovery of incentive compensation from our current and former executive officers under certain circumstances. Our Clawback Policy is designed to comply with Section 10D of the Exchange Act and proposed Rule 10D-1. The Clawback Policy provides that, in the event we are required to restate financial results due to material noncompliance with any financial reporting requirement under the securities laws, the Board will require reimbursement or forfeiture of any excess incentive compensation received by a covered executive officer during the three (3) completed fiscal years immediately preceding the date we are required to prepare an accounting restatement. Similarly, in the event the Board determines a covered executive officer has engaged in fraudulent or intentional misconduct which results in a material inaccuracy in our financial statements or in financial reporting measures which affect such executive’s incentive compensation, our Board may require reimbursement, or forfeiture, of any excess incentive compensation. The Clawback Policy applies when the Compensation Committee has determined that the incentive compensation approved, awarded or granted was predicated upon the achievement of certain financial results that were the subject of the restatement or fraud/intentional misconduct, as applicable, and that a lesser amount of incentive compensation would have been approved, awarded or granted to the executive officer based upon the actual financial results. In each such instance, we will seek to recoup the amounts by which an executive officer’s incentive compensation that was awarded, vested or paid during the three-year period referenced above for restatements, or for the applicable period for fraud/intentional misconduct, exceeded the amounts that would have been awarded, vested or paid based on the actual financial results.

Stock Ownership Policy

In 2012, the Board established share ownership guidelines for our directors and Named Executive Officers. Directors are expected to own five times (5X) their annual retainer fee value, our Chief Executive Officer is expected to own three times (3X) base salary and the remaining executive officers are expected to own one and one-half times (1.5X) base salary. Each individual has five (5) years to accumulate the desired ownership level beginning from the later of January 1, 2012, or their appointment as an executive officer or director. Once attained, each individual will be considered to have met this requirement with the number of shares they owned, regardless of the effect of future share price changes. As of the record date, each of our directors (other than Mr. Tansky, who joined the Board in 2014, and Ms. Galanti, Mr. Cole and Mr. Cost, who each joined the Board in 2016) and our Named Executive Officers (except for Ms. Morin, who became a named executive officer in 2017) has met this requirement. Our policy also prohibits our directors, officers and employees from engaging in hedging transactions as well as pledging or margin arrangements.

Compensation Oversight

Our executive compensation policies are established by the Compensation Committee, which is composed entirely of independent directors as defined by applicable NASDAQ rules. The Compensation Committee provides governance and oversight to our executive compensation programs, benefit plans and policies, and administers our 2001 Omnibus Plan, including a review of all equity grants under the 2001 Omnibus Plan. The Compensation Committee makes all compensation decisions relating to our Chief Executive Officer. The Compensation Committee reviews and approves, after considering the evaluation and recommendation of our Chief Executive Officer, all compensation decisions relating to our other Named Executive Officers.

During 2017, the Compensation Committee retained Mercer (US), Inc. (“Mercer”), a compensation consulting firm, to support the Compensation Committee in its work. Mercer provides recommendations as well as information as to the compensation levels and practices of the various companies which are considered to be in our peer group. The companies comprising our peer group for fiscal 2017 are listed below. Mercer also provides the Compensation Committee with information as to current trends and best practices in executive compensation and informs them of pertinent regulatory and stock exchange rules impacting executive compensation matters. In addition, Mercer provides advice to management with regard to special compensation issues that may arise. Mercer provided no other services to us during 2017.

To ensure independence, the Compensation Committee is required to pre-approve all other work unrelated to compensation advice to the Committee proposed to be provided by Mercer if any such work were ever to be proposed. The Compensation Committee considered the following factors in determining that Mercer has no conflict of interest in providing advice to the Compensation Committee: the provision of any work unrelated to compensation advice to the Committee to Stein Mart by Mercer; the amount of fees paid by us as a percentage of Mercer’s total revenue, Mercer’s policies and procedures that are designed to prevent conflicts of interest; ownership of our stock by representatives of Mercer; and the existence of any business or personal relationships between Mercer personnel and the members of the Compensation Committee and/or our executive officers.

The Compensation Committee assesses the competitiveness of our compensation program periodically by comparing the compensation paid to our officers to the compensation paid by other companies in our peer group. Our peer group consists of a group of similarly sized apparel retail companies.

The composition of the peer group for 2017 compensation purposes consisted of the following companies:

American Eagle Outfitters	DSW
Bon Ton Stores, Inc.	Express, Inc.
Buckle, Inc.	Genesco
The Cato Corporation	The Men’s Wearhouse, Inc.
Chico’s FAS Inc.	New York & Company, Inc.
Children’s Place Retail Stores	Shoe Carnival
Citi Trends	Stage Stores, Inc.
Destination Maternity	Zumiez

For purposes of measuring performance under our Long-Term Incentive Plan, we use the S&P Apparel Retail Index.

Chief Executive Officer

D. Hunt Hawkins was named interim CEO effective September 27, 2016, and, as noted above, the Board removed the interim designation from his title effective January 24, 2017. Mr. Hawkins base salary for fiscal 2017 was $563,500. Hawkins did not receive additional equity grants upon being promoted to CEO.

Elements of Compensation

Base Salary

We seek to set base salaries for our officers in amounts sufficient to attract and retain key officers. While we try to stay abreast of base salaries paid to our peer group, we have not, in recent years, sought to benchmark base salary levels based on our peer group. In 2017, we believe the base salaries paid to Messrs. Hawkins and Kleffner and Ms. Morin were reasonable when compared with similar positions in our industry. In 2017, our Compensation Committee established a total merit pool equivalent to 3.0% of total base compensation for all employees, excluding our senior leadership, which includes our Named Executive Officers. When setting base salaries or considering merit increases, our Compensation Committee does not focus on amounts allocated to individual elements of compensation. Instead, the Compensation Committee looks at the total compensation package and places heavier emphasis on short-term and long-term incentives versus base salary.

Incentive Plans

We use short-term and long-term incentive plans to meet our compensation goals of motivating our officers and aligning their interests with those of our shareholders by measuring performance using an objective standard. As noted above, our Compensation Committee believes short-term and long-term incentives should comprise a majority of the total compensation of the Named Executive Officers, as calculated at the grant date of such incentive compensation. The Compensation Committee and the Board of Directors annually approve a business plan (the “Business Plan”) that establishes financial goals for the current year. The Business Plan, which is intended to be ambitious, but realistic, drives the formula for determining success under our Short-Term Incentive Plan, while Total Shareholder Return (“TSR”) drives the formula under the Long-Term Incentive Plan. Awards under our Long-Term Incentive Plan are made pursuant to the terms of our 2001 Omnibus Plan.

Short-Term Incentives

We have an annual incentive plan which is intended to provide short-term incentives to our officers to achieve excellent performance in the current financial period. Annual bonuses are driven by formulas tied to our achieving various levels of success compared with our Business Plan for the current year. Generally, the Short-Term Incentive Plan pays cash bonuses upon achieving the prescribed levels of success.

Long-Term Incentives

In addition to the annual incentive plan, our compensation plan includes a long-term incentive component. Since the interests of our shareholders are long-term as well as short-term, we align the interests of our officers with those of our shareholders by granting various combinations of stock options (“Options”), shares of our stock with the vesting of such shares dependent upon the appreciation of our stock as compared to the S&P Apparel Retail Index, as well as meeting continued employment requirements (although service conditions may be waived in certain circumstances following a change in control) (“Performance Shares”), and shares of our stock, the vesting of which is dependent only on remaining employed by us for a certain period of time (“Restricted Shares”). The Target award mix for Long-Term Incentive compensation for our Named Executive Officers for 2017 consisted of 60% Performance Shares and 40% Restricted Shares. Service periods for both Performance Share awards and Restricted Share awards for fiscal 2017 were three (3) years. The Target award mix periodically changes based on our desired objectives. For 2017, as in prior years, our Compensation Committee placed heavier emphasis on long-term performance-based compensation, in line with our objective of increasing TSR as compared with our peer group.

The Compensation Committee has generally placed an aggregate cap on all Target equity-based compensation awarded under our Long-Term Incentive Plan each year between two and one-half percent (2.5%) and three and one-half percent (3.5%) of our common shares outstanding (the “Aggregate Equity-Based Run Rate Cap”) to limit the “overhang” of unvested equity-based compensation shares outstanding. The Committee, however, reserves the right to adjust the Aggregate Equity-Based Run Rate Cap, as may be necessary from time-to-time, to preserve the value in those awards in the event of certain circumstances including special dividends, stock splits, and other capital transactions. The Aggregate Equity-Based Run Rate Cap under our Long-Term Incentive Plan for 2017 was less than 2.5%.

We believe that the retail industry is subject to substantial swings in performance results based on factors which are unrelated to management’s performance. For example, our overall performance may be heavily impacted by the state of the economy, unusual events such as terrorist attacks, and catastrophic weather events such as hurricanes. The retail industry as a whole had a challenging 2017 in terms of performance, and we think consideration of the current retail environment is important when awarding long-term incentives. Accordingly, we believe that proper measurement of the performance of management over a multi-year period should also take into consideration our performance compared to the performance of other retailers during the same period. For our Long-Term Incentive Plan, the Compensation Committee compares our relative performance to the S&P Apparel Retail Index.

Performance Levels for Incentive Plans

Awards under the Short-Term Incentive Plan and Performance Share awards under the Long-Term Incentive Plan are based on our achieving performance levels established by the Compensation Committee for the year(s) in question. The Compensation Committee seeks to set performance levels which it believes are both challenging and realistic. Typically, the

Compensation Committee establishes multiple performance goals in order to create challenging performance levels but avoids establishing performance levels which are so unlikely to be achieved as to discourage performance by our officers. Thus, the Compensation Committee uses the levels of performance described below for our Named Executive Officers. Individual performance was not taken into account with respect to setting 2017 performance goals. Performance goals for lower levels of management are tailored to more specific areas over which such personnel have more influence based on their respective areas of responsibility and include such factors as sales, gross margin, operating income at the store or district level and inventory shrinkage. For 2017, the Compensation Committee used the following performance levels:

“Threshold”, which is generally the minimum performance level which must be achieved for any Short-Term and Long-Term performance-based incentive compensation to be paid, is established at the level which the Compensation Committee believes we have an 80% probability of achieving – the level at which minimal bonuses will be paid under our Short-Term and Long-Term Incentive Plans;

“Target”, which is our intended performance level based on our Business Plan, is established at the level which the Compensation Committee believes we have a 60% probability of achieving;

“Superior”, which is intended to reward performance above our expected achievement or Target achievement level, is established at the level which the Compensation Committee believes we have a 20% or less probability of achieving; and

“Outstanding”, which is intended to reward outstanding performance above our expected achievement, is established at the level which the Compensation Committee believes we have a 10% or less probability of achieving.

Awards under the Short-Term Incentive and the Long-Term Incentive Plans are then paid or granted based on interpolations between the various performance levels. Normally, no incentive compensation is paid to Named Executive Officers if the Threshold level of performance is not achieved. The Compensation Committee has the discretion to increase both Short-Term and Long-Term Incentive Plan awards if performance levels are not met but have never exercised such discretion.

2017 Short-Term Incentive Plan (Annual Cash Bonuses)

For 2017, the Committee determined that the Short-Term Incentive Plan performance levels would be based on achieving planned levels of “Operating Income” (income generated from operations for the current fiscal year, excluding income taxes, bonuses and non-recurring items of income or expense) and Comparable Store Sales goals. The Compensation Committee believes that using the combination of Operating Income and Comparable Store Sales helps us achieve our goal of growing our business profitability.

The following table shows the performance levels based on the 2017 performance goals at each performance level for the Short-Term Incentive Plan and the percentage of base compensation that would be earned by our Named Executive Officers for achieving such performance levels:

2017 Performance Level	Adjusted Operating Income Required to Achieve	Comparable Store Sales Growth	Range of Percentage of Base Compensation
Threshold	$60.3M	1.5%	20-25%
Target	$69.0M	3.0%	40-50%
Superior	$78.2M	4.5%	60-75%
Outstanding	$86.5M	6.0%	80-100%

We did not meet our Threshold level of performance for Operating Income or Comparable Store Sales for 2017 and therefore no cash bonuses were paid to the Named Executive Officers. Mr. Kleffner was provided with a key employee retention bonus payment of $150,000 as disclosed in his revised employment agreement signed on August 1, 2017. Ms. Morin received a one-time guaranteed threshold level bonus payment of $181,250 as per her employment agreement. Operating (Loss), as adjusted, was equal to $(24.3) million, while Comparable Store Sales decreased by 6.2% during fiscal 2017. Adjusted Operating Income is a Non-GAAP (GAAP refers to generally accepted accounting principles as applied in the United States) financial measure that excludes income taxes, bonuses and certain non-recurring items of income or expense. The Committee believes that excluding the impact of these non-recurring items of income or expense is appropriate in evaluating our performance for purposes of the Short-Term Incentive Plan.

Adjusted Operating Income for fiscal 2017 can be calculated as follows:

Adjusted Operating Income ($ in millions)	Year Ended 02/3/18
Operating (Loss) (GAAP)	$(31.2)
Bonus and share-based compensation expense	0.9
Legal settlements	0.1
Pre-opening expenses	2.2
Asset impairment	3.8

Adjusted Operating (Loss) (Non-GAAP)	$ (24.3)

2017 Long-Term Incentive Plan (Equity-Based Compensation)

For the 2017 – 2019 performance period, the Compensation Committee determined that Performance Share awards under the Long-Term Incentive Plan would be based on TSR relative to the performance of the S&P Apparel Retail Index. The Compensation Committee believes this performance metric closely ties the economic benefits to the Named Executive Officers to our long-term goal of increasing shareholder value. Performance Share awards under the 2017 Long-Term Incentive Plan for our Named Executive Officers are based on achieving various relative TSR performance levels. The following table shows the performance levels based on the 2017-2019 performance goals at each performance level for the Long-Term Incentive Plan and the percent of base compensation that would be earned by our Named Executive Officers for achieving such performance levels:

2017 Performance Level	Relative Total Shareholder Return Percentile Required to Achieve from 2017 to 2019	Percent of Target Payout
Threshold	33rd Percentile	33%
Target	51st Percentile	100%
Superior	75th Percentile	150%

The number of Performance Shares awarded to a participant varies as a function of the performance level achieved and the management level of the participant. The number of Performance Shares awarded to any individual participant at the Target level of performance is calculated by applying the appropriate percent to the participant’s base compensation and dividing the resulting amount by the closing price of our shares on the grant date and then providing a pro-rata reduction, if necessary, for the Aggregate Equity-Based Run Rate Cap.

All Performance Shares awarded under the 2017 Long-Term Incentive Plan vest 100% on the date earned. However, a participant who fails to remain employed due to death, disability, normal retirement following age 62 or termination within two (2) years following a change of control will receive a pro-rata portion of the Performance Shares he or she would have received had he or she remained employed for the full performance vesting period as long as performance-based vesting conditions are met. This pro-rata award is based on the amount of elapsed time between the time of grant and the time of termination of employment for each applicable performance cycle.

Our Compensation Committee also made awards of time-based Restricted Shares to our Named Executive Officers. These Restricted Share grants cliff-vest on February 1, 2020 if the recipient remains employed by us; provided, however, that an officer who fails to remain employed due to death, disability, normal retirement following age 62 or termination within two (2) years following a change of control will receive a pro-rata portion of the Restricted Shares based on the amount of time between the grant date and the date of termination of employment.

Awards under the 2017 Long-Term Incentive Plan are not yet determined. The grant date fair value of performance awards at Target performance is included under Stock Awards in the Summary Compensation Table. For the three-year period ending with fiscal 2017, we were ranked below the 33rd percentile relative to the 2015 S&P Apparel Retail Index. Awards under the 2015 Long-Term Incentive Plan, which covered the performance period from fiscal 2015 through fiscal 2017, were not paid based on our performance below the 33rd percentile relative to the 2015 S&P Apparel Retail Index for the performance period.

Perquisites

We provide perquisites such as paid vacation days, health insurance, life insurance and a 401(k) retirement plan. We do not provide perquisites such as (i) a defined benefit plan (pension plan) and (ii) financial advice, tax preparation and the like. We provide the following perquisites to our Named Executive Officers which differ from those available to all full-time employees:

Executive Medical, Dental and Vision Plan. We maintain a medical, dental and vision plan (the “Medical Plan”) for all of our full-time employees, including the Named Executive Officers, covering medical premiums similar to those covered by many companies with a substantial number of employees. The Medical Plan differs for Named Executive Officers in that such officers do not have any co-pay amounts, deductibles or other amounts withheld from their salary to pay for their participation. The Medical Plan was amended in 2008 to limit the total amount paid as co-pay and deductible to $25,000 per annum for any Named Executive Officer and to continue coverage to age 65 for officers retiring after age 62. Any payment by us for Named Executive Officers in excess of amounts not covered by the normal Medical Plan for other officers is taxable to the Named Executive Officer receiving the benefit of such payment.

Split-Dollar Life Insurance Plan. We maintain a death benefit plan for our executives which is funded through a split-dollar life insurance plan. The Executive Split Dollar Plan was implemented to provide a lower cost method of paying death benefits for senior management than group term insurance. The Plan provides the executive’s beneficiary with a substantial measure of financial security by providing a pre-retirement death benefit. This benefit is intended to help attract and retain quality executives.

The Executive Split Dollar Plan is an endorsement method arrangement. As such, we purchase a life insurance policy on each executive’s life to fund death benefits. The amount of the death benefit is based upon the executive’s total compensation and eligible status. As the policy owner, we exercise all ownership rights granted to the owner thereof by the terms of the policies. The total policy proceeds (death benefit) is split between us and the beneficiary(ies) named by the executive. If an executive’s employment ends before retirement, they are given the option of buying the policy on their life from us for the greater of the accumulated current cash value of the policy or the amount paid by us to date as premiums for that policy. We make premium payments, with the expense being offset by the cash value growth for the period. The cumulative premiums paid by us will be recovered either through any death benefits paid or the cash purchase price if the executive elects to retain the coverage post-retirement.

The Executive Split Dollar Plan provides a pre-retirement death benefit equal to five (5) times the annual compensation for each of our Senior Vice Presidents and higher executives. For purposes of this plan, total annual compensation is the sum of the executive’s current base salary and last received annual cash incentive compensation. However, if an executive’s compensation drops, the death benefit remains at the historical year’s highest level.

Defined Contribution and Executive Deferred Compensation Plan. Executive officers are eligible to participate in our 401(k) plan. We provide a matching contribution of up to 4% of base salary (up to IRS limits) to contributing participants with more than 12 months of service. Participants have the ability to choose from a variety of investment options under the 401(k) plan. We have suspended the match on the 401(k) plan effective February 4, 2018.

We also provide a Non-Qualified Executive Deferred Compensation Plan (the “Deferral Plan”) for a number of our executives including the Named Executive Officers. Under the Deferral Plan, each covered executive has the right to defer receipt of a portion of his or her total compensation each year. For Named Executive Officers, we match the amount of deferred compensation up to a maximum of ten percent (10%) of an executive’s total compensation (salary plus bonuses) for each year. Our matched portion vests at twenty percent (20%) per year in each of years four (4) through eight (8) in order to encourage the retention of the executive receiving the match. Matching amounts also vest on retirement or termination of the executive’s employment within three (3) years following a change of control. Retirement means a voluntary separation by an executive upon attaining age 62. We do not provide any defined benefit pension plan for our Named Executive Officers and believe that the Deferral Plan provides a benefit which partially offsets the lack of a defined benefit plan, but at a much smaller cost to us. We have suspended the match on the Deferral Plan effective February 4, 2018.

Deferred amounts (which include vested matching contributions) are paid to the executive following their retirement, death, disability or termination following a change of control of Stein Mart. Those amounts are paid either in a lump sum or as the executive elects. The plan allows for “in service accounts” whereby funds are channeled to accounts for specific purposes and are allowed by regulation to be withdrawn.

Automobile Allowance. Each Named Executive Officer receives an automobile allowance of $3,300 per calendar quarter. Mr. Stein utilizes a company-owned automobile.

Employment Agreements

Our Named Executive Officers have employment agreements that provide for payments upon a termination of employment by the executive for good reason or by us without cause. We believe that these agreements create incentives for our executives to build shareholder value without the fear of losing employment for situations other than for cause. These arrangements are intended to attract and retain qualified executives who could have job alternatives that may appear to them to be less risky absent these arrangements. Each of the employment agreements with Messrs. Hawkins and Kleffner and Ms. Morin contains, among other things, the following provisions:

Term. The current employment agreements with Messrs. Hawkins, Kleffner and Ms. Morin are each for a period of two (2) years. Both Mr. Hawkins’s and Mr. Kleffner’s employment agreements were amended in 2017 and now include an auto-renewal provision for successive two-year terms unless Stein Mart or the executive give written notice not to renew at least sixty (60) days prior to the end of the initial term or any renewal term. Ms. Morin’s employment agreement is also for a two-year term expiring in December 2018 but does not include an auto-renewal provision. Each of the employment agreements may be terminated before the end of their terms by us with or without cause or by the Named Executive Officer with or without good reason; provided, however, that Mr. Kleffner’s employment agreement requires the unanimous approval of our independent directors in order to terminate Mr. Kleffner.

Responsibilities. The employment agreements outline the responsibilities of each of the Named Executive Officers to devote, among other things, their full business time and attention to the affairs of Stein Mart.

Compensation. The employment agreements provide for base compensation to each Named Executive Officer, which compensation is reviewed annually by the Compensation Committee. Bonuses are paid on an annual incentive bonus program which is formula-driven and each officer receives Long-Term Incentive Compensation paid in the form of equity-based compensation. In addition, each Named Executive Officer is entitled to participate in our Deferral Plan. In addition, for 2018, 2019 and 2020, Mr. Kleffner’s employment agreement provides that Mr. Kleffner will be entitled to receive the greater of his earned bonus for the preceding fiscal year, if any, or a retention bonus of $150,000 if he remains in his current position on April 1st of such year.

For a detailed discussion of the provisions of the employment agreements applicable to termination of employment, see “Executive Compensation – Potential Payments Upon Termination or Change in Control” beginning on page 32.

Changes For 2018

In response to discussions with shareholders, we have made several changes in an effort to further align our executive compensation practices to the achievement of our goals. None of our Named Executive Officers received pay raises for fiscal 2017 nor will any receive base salary increases or incentives under a short-term incentive plan for fiscal 2018. Mr. Stein remains as Chairman of the Board. Mr. Stein’s fiscal 2018 compensation for his service as Chairman of the Board remains set at $1.00 per pay period ($24.00 per year).

For 2018, we sunset our Executive Split Dollar Life Insurance Plan, discussed above, and have moved all our Executives, including our Named Executive Officers into a traditional Group Term Life Insurance Plan that provides significantly lower caps on claims.

For 2018, the Compensation Committee continues to believe that Comparable Store Sales Growth and Operating Income, as adjusted, are the measures of our short-term success and will use those metrics for the Short-Term Incentive Plan. In addition, the Compensation Committee has focused our Executives on long-term growth by temporarily eliminating short-term incentives and has issued Long-Term Incentives (RSUs) to continue to align incentives with growing shareholder value.

COMPENSATION COMMITTEE REPORT

The Compensation Committee, comprised entirely of independent directors, reviewed and discussed the above Compensation Discussion and Analysis with Stein Mart’s management. Based on such review and discussions, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in these Proxy materials and incorporated by reference into the Annual Report on Form 10-K for the year ended February 3, 2018.

Burton Tansky (Chairman)

Timothy Cost

Lisa Galanti

Richard L. Sisisky

EXECUTIVE COMPENSATION

The Summary Compensation Table summarizes the compensation paid or accrued by us to our Chief Executive Officer and our two other highest paid officers during the fiscal year ended February 3, 2018.

The amounts reported in this section for stock and option awards may not represent the amounts that the Named Executive Officers will actually realize from the awards. Whether, and to what extent, a Named Executive Officer realizes value will depend on our performance and stock price and his or her continued employment.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
D. Hunt Hawkins Chief Executive Officer	2017 2016 2015	563,500 494,583 450,000	- - -	127,055 556,222 561,091	- 1,255,000 -	- - -	89,310 210,485 225,719	779,865 2,516,290 1,236,810
MaryAnne Morin(5) President	2017	717,099	350,000	77,405	410,000	-	92,183	1,646,687
Gregory W. Kleffner Executive Vice President, Chief Financial Officer	2017 2016 2015	400,500 398,583 389,000	- - -	70,962 480,600 485,044	- 251,000 -	- - -	74,471 220,730 217,084	545,933 1,350,914 1,091,128

(1)

The amounts reflect the aggregate grant date fair value computed in accordance with ASC Topic 718 of stock awards made during the fiscal years indicated. Forfeiture estimates have been disregarded in determining the amounts indicated. The grant date fair value of restricted share awards was based on the closing price of the common stock on the applicable grant dates. The grant date fair value of performance share awards granted at the Target level during fiscal years 2015, 2016 and 2017 were determined using a Monte-Carlo simulation model to estimate the relative and absolute TSR performance of the companies forming the S&P Apparel Retail Index as of the valuation dates of May 19, 2015, June 2, 2016 and May 15, 2017, respectively. Assuming performance at the Superior level, the maximum value of restricted shares and performance shares, respectively, as of the May 15, 2017 valuation date for each NEO would have been as follows: Mr. Hawkins $75,567 and $75,732, Ms. Morin $77,405 and $76,560 and Mr. Kleffner $42,770 and $42,288. See footnote 8 to the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended February 3, 2018.

(2)

The amounts reflect the aggregate grant date fair value computed in accordance with ASC Topic 718 of option awards made during the fiscal years indicated. Forfeiture estimates have been disregarded in determining the amounts indicated. The grant date fair value of stock options is estimated using the Black-Scholes option pricing model with the expected term for fiscal years 2016 and 2017 being derived via a lattice model. The grant date fair value of stock option awards was determined based on the assumptions in the following chart for grants made during each fiscal year indicated. There were no option awards granted during 2015 to the named executive officers. See footnote 8 to the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended February 3, 2018.

Assumptions	2017 Fiscal Year	2016 Fiscal Year
Weighted average volatility	43.11%	40.3%
Weighted average dividend yield	8.1%	4.0%
Weighted average risk-free interest rate	1.92%	1.6%
Weighted average expected term	5.0 years	5.6 years

(3)	The amounts reflect the cash awards to the named individuals under our Short-Term Incentive Plan.

(4)	All other compensation:

Name	Year	Perquisites and Other Personal Benefits ($)(a)(b)	Termination Payments($)	Dividends Paid on Restricted Stock Awards ($)	Company Contributions to 401(k) Plans ($)	Company Contributions to Deferred Compensation Plans ($)	Total ($)
D. Hunt Hawkins	2017	48,894	-	10,128	4,461	25,827	89,310
MaryAnne Morin	2017	77,079	-	-	-	15,104	92,183
Gregory W. Kleffner	2017	45,358	-	8,754	2,003	18,356	74,471

(a)

Perquisites and other personal benefits consist of automobile allowances; medical benefits not provided to non-executive employees (includes excess medical, dental and vision payments); imputed income for the value of split dollar pre-retirement death benefit; relocation expenses; and medical administration and reinsurance cost-plus long-term disability and group life premiums. No single item exceeds the greater of $25,000 or 10% of the aggregate value of all perquisites and other personal benefits received by any of the named executive officers, except for: medical benefit payments not provided to non-executive employees (which includes excess medical, dental and vision payments) in the amount of $16,280 for Mr. Hawkins, $23,078 for Mr. Kleffner and $13,474 for Ms. Morin; imputed income for split dollar insurance in the amount of $19,414 for Mr. Hawkins, $8,754 for Mr. Kleffner and $15,104 for Ms. Morin; and $34,717 in relocation expenses for Ms. Morin

(b)	All perquisites and other personal benefits are valued on the basis of the aggregate incremental cost to us.

(5)	Ms. Morin received a sign-on bonus of $100,000 and we paid her the bonus that she would have been entitled to at her previous employer in the amount of $250,000.

GRANTS OF PLAN-BASED AWARDS FOR FISCAL YEAR ENDED FEBRUARY 3, 2018

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)				Estimated Future Payouts Under Equity Incentive Plan Awards (2)
Name	Grant Date	Threshold ($)	Target ($)	Superior ($)	Outstanding ($)	Threshold (#)	Target (#)	Superior (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Option (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)
D. Hunt Hawkins	5/15/17 5/15/17	- - 140,875	- - 281,750	- - 422,750	- - 563,500	- 20,826 -	- 63,110 -	- 94,665 -	42,070 - -	- - -	- - -	76,567 50,488 -
MaryAnne Morin	2/22/17 5/15/17 5/15/17	- - - 181,250	- - - 362,500	- - - 543,500	- - - 725,000	- - 21,054 -	- - 63,800 -	- - 95,700 -	- 42,530 - -	500,000 - - -	3.72 - - -	410,000 77,405 51,040 -
Gregory W. Kleffner	5/15/17 5/15/17	- - 80,100	- - 160,200	- - 240,300	- - 320,400	- 11,629 -	- 35,240 -	- 52,860 -	23,500 - -	- - -	- - -	42,770 28,192 -

(1)

The amounts shown reflect the Threshold, Target, Superior and Outstanding annual incentive compensation payment levels under Stein Mart’s Short-Term Incentive Program. These amounts are based on the individual’s current position. Threshold payment levels were not achieved during 2017, so no short-term annual incentive compensation was paid for fiscal 2017.

(2)

This column shows long-term compensation awards of performance shares granted in fiscal 2017. The Threshold amounts shown, which are 33% of the Target amounts, reflect the number of shares that would vest for a certain minimum level of performance. The Superior amounts shown, which are 150% of the Target amounts, represent the maximum number of performance shares that may be earned. The percentage of Target awards paid, if at all, is determined based on Stein Mart’s relative TSR compared to that of the S&P Apparel Retail Index at the time of the grant.

(3)	Grant date fair value is computed assuming Target level of performance awards.

OUTSTANDING EQUITY AWARDS AT 2017 FISCAL YEAR END FEBRUARY 3, 2018

The following table shows the outstanding equity awards for each Named Executive Officer as of the end of the fiscal year ended February 3, 2018.

Name	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
D. Hunt Hawkins	244,148(2) 43,125(2) - -	- 14,358(2) - 500,000(2)	4.93(2) 8.44(2) - 7.35(2)	08/08/22 04/30/21 - 03/14/26	- - 70,430(3) -	- - 45,780 -	- - 105,660(4)	- - 68,679 -
MaryAnne Morin	-	500,000(5)	3.72(5)	02/22/24	42,530(6)	27,645	63,800(7) -	41,470
Gregory W. Kleffner	48,630(8) 161,766(8) - -	- - - 100,000(8)	5.48(8) 4.93(8) - 7.35(8)	07/31/19 08/08/22 - 03/14/26	- - 48,010(9)	- - 31,207 -	- - 72,000(10) -	- - 46,800 -

(1)

The market value is determined by multiplying the number of shares by the closing price of our common stock on The NASDAQ Global Select Market as of the last business day of the fiscal year. The closing price of our stock on February 02, 2018 (the last business day of the fiscal year) was $0.65. The actual value will depend on the fair market value on the date of vesting.

(2)

Options granted on 07/31/2009 vest as follows: 33% on the third anniversary date, another 33% on the fourth anniversary date and the final 34% on the fifth anniversary date, and expire on the date shown, which is the tenth anniversary of the grant. Options granted on 08/08/12 vest as follows: 33% on the first anniversary date, another 33% on the second anniversary date and the final 34% on the third anniversary date and expire on the date shown which is the tenth anniversary of the grant. Amounts and exercise price of options granted on 07/31/2009 and 08/08/12 automatically adjusted due to the February 2015 special dividend. Options granted on 03/14/2016 vest as follows: 33% on the third anniversary date, another 33% on the fourth anniversary date and the final 34% on the fifth anniversary date, and expire on the date shown, which is the tenth anniversary of the grant. Upon termination, except for death, disability, retirement or change of control, unvested options are forfeited.

(3)

The shares indicated represent 28,360 shares issued under the 2016 Long-Term Incentive Plan that cliff vest on February 2, 2019 plus 42,070 shares issued under the 2017 Long-Term Incentive Plan that cliff vest on February 1, 2020. Upon termination, except for death, disability, retirement or change in control, unvested stock awards are forfeited.

(4)

The shares indicated consist of 42,550 Performance Shares, which represents the number of Performance Shares that would be issued at the Target level of the 2016 Long-Term Incentive Plan based on our TSR compared to that of the S&P 500 Apparel Retail Index over the cumulative three-year performance period that consists of fiscal years 2016-2018 plus 63,110 Performance Shares, which represents the number of Performance Shares that would be issued at the Target level of the 2017 Long-Term Incentive Plan based on our TSR compared to that of the S&P 500 Apparel Retail Index over the cumulative three-year performance period that consists of fiscal years 2017-2019. The actual Performance Shares that will be earned, if any, will be based on the actual performance level achieved and would vest if the participant remains employed by us on February 2, 2019 for the 2016 Plan and February 1, 2020 for the 2017 Plan. If the participant fails to remain employed due to death, disability, normal retirement or termination following a change of control, he will nevertheless receive a pro-rata portion of the Performance Shares he would have received had he remained employed for the full performance vesting period. This pro-rata award is based on the amount of elapsed time between the time of grant and the time of termination of employment for each applicable performance cycle.

(5)	Options granted on 02/22/2017 vest ratably over five (5) years at 20% evenly upon the grant date. All option grants expire on the date shown.

(6)

The shares indicated represent 42,530 shares issued under the 2017 Long-Term Incentive Plan that cliff vest on February 1, 2020. Upon termination, except for death, disability, retirement or change in control, unvested stock awards are forfeited.

(7)

The shares indicated consist of 63,800 Performance Shares, which represents the number of Performance Shares that would be issued at the Target level of the 2017 Long-Term Incentive Plan based on our TSR compared to that of the S&P 500 Apparel Retail Index over the cumulative three-year performance period that consists of fiscal years 2017-2019. The actual Performance Shares that will be earned, if any, will be based on the actual performance level achieved and would vest if the participant remains employed by us on February 1, 2020 for the 2017 Plan. If the participant fails to remain employed due to death, disability, normal retirement or termination following a change of control, he will nevertheless receive a pro-rata portion of the Performance Shares he would have received had he remained employed for the full performance vesting period. This pro-rata award is based on the amount of elapsed time between the time of grant and the time of termination of employment for each applicable performance cycle.

(8)

Options granted on 08/08/12 vest as follows: 33% on the first anniversary date, another 33% on the second anniversary date and the final 34% on the third anniversary date. Options granted on 05/06/2014 vest ratably over five (5) years. 1/60th at the end of each month beginning May 2014. Upon termination, except for death, disability, retirement or change of control, unvested options are forfeited. Amounts and exercise price of options granted on 05/06/14 automatically adjusted due to the February 2015 special dividend. Options granted on 03/14/2016 vest as follows: 33% on the third anniversary date, another 33% on the fourth anniversary date and the final 34% on the fifth anniversary date, and expire on the date shown, which is the tenth anniversary of the grant. All option grants expire on the date shown.

(9)

The shares indicated represent 24,510 shares issued under the 2016 Long-Term Incentive Plan that cliff vest on February 2, 2019 plus 23,500 shares issued under the 2017 Long-Term Incentive Plan that cliff vest on February 1, 2020. Upon termination, except for death, disability, retirement or change in control, unvested stock awards are forfeited.

(10)

The shares indicated consist of 36,760 Performance Shares, which represents the number of Performance Shares that would be issued at the Target level of the 2016 Long-Term Incentive Plan based on our TSR compared to that of the S&P 500 Apparel Retail Index over the cumulative three-year performance period that consists of fiscal years 2016-2018 plus 35,240 Performance Shares, which represents the number of Performance Shares that would be issued at the Target level of the 2017 Long-Term Incentive Plan based on our TSR compared to that of the S&P 500 Apparel Retail Index over the cumulative three-year performance period that consists of fiscal years 2017-2019. The actual Performance Shares that will be earned, if any, will be based on the actual performance level achieved and would vest if the participant remains employed by us on February 2, 2019 for the 2016 Plan and February 1, 2020 for the 2017 Plan. If the participant fails to remain employed due to death, disability, normal retirement or termination following a change of control, he will nevertheless receive a pro-rata portion of the Performance Shares he would have received had he remained employed for the full performance vesting period. This pro-rata award is based on the amount of elapsed time between the time of grant and the time of termination of employment for each applicable performance cycle.

OPTION EXERCISES AND STOCK VESTED DURING FISCAL YEAR ENDED FEBRUARY 3, 2018

The following table provides information relating to options exercised and stock awards that vested during the fiscal year ended February 3, 2018, for each of the Named Executive Officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
D. Hunt Hawkins	-	-	16,031	58,353
MaryAnne Morin	-	-	-	-
Gregory W. Kleffner	-	-	13,858	50,443

(1)

The value realized represents the number of shares acquired on vesting multiplied by the closing market price of our common stock as listed on The NASDAQ Stock Market on the date of vesting. Includes value related to shares withheld for payment of taxes.

NON-QUALIFIED DEFERRED COMPENSATION FOR FISCAL YEAR ENDED FEBRUARY 3, 2018

Amounts credited to each Named Executive Officer’s account will receive earnings (loss) depending upon the investment option elected by each named executive. Such amounts are not preferential, as returns are calculated in the same manner and at the same rate as earnings for all other investors in the investment options detailed below. The following table shows the current investment options available under our Non-Qualified Deferred Compensation Plan and their annual rates of return for the calendar year ended December 31, 2017.

Fund	Annual Rate of Return	Fund	Annual Rate of Return
Model Portfolio – Conservative	5.96%	Dreyfus Stock Index	21.54%
Model Portfolio – Moderate/Conservative	11.07%	American Funds IS Growth	28.29%
Model Portfolio – Moderate	15.23%	JPMorgan Mid Cap Value	13.76%
Model Portfolio – Moderate/Aggressive	18.90%	Janus Henderson Entrp. SVC	27.09%
Model Portfolio – Aggressive	23.65%	DFA VA US Targeted Value	9.77%
Fidelity VIP Investment Grade Bond	4.16%	Vanguard VIF Small Company Growth	23.46%
Nationwide VIT Money Market	0.47%	Oppenheimer VA Global Securities	36.66%
American Century VP Inflation	3.67%	MFS VIT-II International Value	26.82%
MFS VIT Value SVC	17.35%

The earnings (loss) realized by each of the Named Executive Officers is reflected in the table below:

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings/(Loss) in Last Fiscal Year ($)	Aggregate Withdrawals/Distributions ($)	Aggregate Balance at Last FYE ($)(3)
D. Hunt Hawkins	54,002	27,001	221,331	-	1,542,347
Mary Anne Morin	30,208	15,104	4,291	-	49,603
Gregory W. Kleffner	42,168	19,191	335,011	-	2,118,920

(1)

The amount reflected for each of the Named Executive Officers is reported as compensation to such Named Executive Officer in the Summary Compensation Table (Salary and Non-Equity Incentive Plan Compensation columns).

(2)	Registrant contributions are reported as compensation in the Summary Compensation Table (All Other Compensation column).

(3)

The following amounts reflected in this column were reported as compensation to the applicable Named Executive Officer in the Summary Compensation Table for previous years $1,147,830 for Mr. Hawkins; $0 for Ms. Morin and $1,334,029 for Mr. Kleffner.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

We have entered into employment agreements with each of our Named Executive Officers. The employment agreements provide for certain payments and other benefits if a Named Executive Officer’s employment terminates under circumstances specified in the agreement or if there is a “change in control” of Stein Mart. Additionally, awards under our 2001 Omnibus Plan are subject to pro-rata vesting and/or payment in the event of a termination in certain circumstances. The following discussion outlines the applicable provisions of the employment agreements with Messrs. Hawkins, Kleffner and Ms. Morin. For additional discussion of the employment agreements, see the Compensation Discussion and Analysis beginning on page 13.

Employment Agreements

Termination Events. In the event a Named Executive Officer is terminated by us for cause (as defined below) or if the Named Executive Officer leaves during the employment term without good reason (as defined below), then our only obligations to the executive are to pay his or her base salary through the date of termination, and to provide such other benefits as having been vested. However, if the Named Executive Officer is terminated by us without cause, or if he or she terminates his or her employment for good reason, or in the event we fail to renew the Named Executive Officer’s employment agreement on expiration (or deliver notice of non-renewal prior to expiration) on terms not materially less than in their current employment agreement, then in addition to payment of base salary through the termination date, the Named Executive Officer is entitled to receive one hundred percent (100%) of his or her current annual base salary paid out over a period of twelve (12) months, beginning six (6) months following his or her termination. During a continuation period of twelve (12) to twenty-four (24) months following his or her termination, he or she also receives continued coverage under our medical, life and disability insurance programs. Finally, for Named Executive Officers, if such termination without cause (by us) or for good reason (by the executive) occurs within two (2) years following a change in control (as defined below), then the severance payment is two hundred percent (200%) of the sum of (A) amounts otherwise payable to the Named Executive Officer for termination without cause or for good reason (other than continued insurance coverage) and (B) an amount equal to the Target short-term incentive for the year in which the termination occurs (without proration). Mr. Kleffner’s employment may not be terminated by Stein Mart without the unanimous approval of our independent directors.

“Good reason” includes, among other things, (i) a material and continuing failure to pay compensation and benefits earned by the Named Executive Officer, (ii) a material reduction in the Named Executive Officer’s compensation or benefits which is materially more adverse to the executive than similar reductions applicable to other executives of a similar level of status within Stein Mart (or, with respect to Mr. Kleffner, no other members covered by an employment agreement are receiving similar reductions in compensation), (iii) a reduction in the incentive compensation or deferred compensation or contribution matching levels where such reductions are applicable to the executive only, without similar reductions for all other executive officers, (iv) a material breach of the employment agreement by us, (v) any requirement that the executive perform duties inconsistent with ethical or lawful business practices, (vi) the required relocation of the Named Executive Officer to a principal place of employment more than 100 miles from his or her current principal place of employment or, (vii) following a change in control, a material change in the Named Executive Officer’s duties, roles or responsibilities. Ms. Morin also may terminate her employment for “good reason” if, following the appointment of a CEO other than Hunt Hawkins or Jay Stein, there is a material change in her duties, roles or responsibilities.

“Cause” includes, among other things, that the Named Executive Officer (i) has been convicted of, or pleads guilty or nolo contendere to, a felony involving dishonesty, theft, misappropriation, embezzlement, fraud, crimes against property or person, or moral turpitude which negatively impacts us; (ii) intentionally furnishes materially false, misleading, or incomplete information concerning a substantial matter to us or persons to whom the executive reports; (iii) intentionally fails to fulfill any assigned responsibilities for compliance with the Sarbanes-Oxley Act of 2002 or violates the same; (iv) intentionally and wrongfully damages material assets of ours; (v) intentionally and wrongfully discloses material confidential information of ours; (vi) intentionally and wrongfully engages in any competitive activity which would constitute a material breach of the duty of loyalty; (vii) intentionally breaches any stated material employment policy or any material provision of our ethics policy which could reasonably be expected to expose us to liability, (viii) intentionally commits a material breach of the employment agreement, or (ix) intentionally engages in acts or omissions which constitute failure to follow reasonable and lawful directives of ours.

“Change in Control” means the occurrence of any of the following: (i) the Board approves the sale of all or substantially all of our assets in a single transaction or series of related transactions; (ii) we sell and/or one or more shareholders sells a sufficient amount of our capital stock (whether by tender offer, original issuance, or a single or series of related stock purchase and sale agreements and/or transactions) sufficient to confer on the purchaser or purchasers thereof (whether individually or a group acting in concert) beneficial ownership of at least 35% of the combined voting power of our voting securities; (iii) we are party to a merger, consolidation or combination, other than any merger, consolidation or combination that would result in the holders of our voting securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of our voting securities outstanding immediately after such merger, consolidation or combination; or (iv) a majority of our Board of Directors consists of individuals who are not continuing directors (as defined in the applicable employment agreement).

Death and Disability. The employment agreements also provide that in the event of the Named Executive Officer’s death, his or her estate shall receive annual base compensation through the end of the month during which the death occurred, plus whatever bonus the Named Executive Officer was entitled to for the year during which the death occurred. Normal payments will also be made for the Named Executive Officer’s benefit under our other benefit plans in which he or she was a participant. Additionally, if the Named Executive Officer has any Options or Restricted Shares (but excluding Performance Shares) which are unvested on the date of termination due to the Named Executive Officer’s death, we will pay to the Named Executive Officer’s estate: (i) the net value of the excess, if any, of the closing price of our common stock on the date of death and the exercise price of any unvested options multiplied by the number of shares of common stock subject to such unvested options; and (ii) the value of the closing price of our common stock on the date of death, multiplied by the number of unvested Restricted Shares. In the event that termination is a result of permanent disability, such Named Executive Officer may be terminated if he or she does not recover within six (6) months following the onset of the disability, and the executive will receive a pro rata portion of his or her bonus for the year in which the termination occurred, and an additional nine (9) months base compensation following termination, as well as payment of benefits from any of our benefit plans in which the disabled executive was a participant, including any disability plan.

Restrictive Covenant. Each executive agrees to maintain all of our trade secrets fully confidential, in perpetuity and agrees to certain non-solicitation provisions in favor of us.

Internal Revenue Code Section 409A. The employment agreements of the Named Executive Officers contain provisions intended to comply with Internal Revenue Code Section 409A which may have the effect of postponing payments received by the Named Executive Officers following the termination of their employment with us.

Equity Awards

Termination events for awards under our 2001 Omnibus Plan include death, disability, and retirement following age 62 or termination within two (2) years of a change in control. The definition of change in control used in the 2001 Omnibus Plan is the same definition used in the employment agreements discussed above.

PROPOSAL NO. 2 -

ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

We are asking shareholders to approve an advisory resolution approving our executive compensation as reported in this proxy statement. As described previously, in the “Compensation Discussion and Analysis” section of this proxy statement, the Compensation Committee has structured our executive compensation program to achieve the following key objectives:

Objective	How Our Executive Compensation Program Achieves This Objective
Pay For Performance	Our annual Short-Term Incentive Plan provides performance-based cash incentive awards focused on closely aligning rewards with results.
Align the Interests of Our Executives and Shareholders	Our Long-Term Incentive Plan promotes a long-term focus on results to align employee and shareholder interests.
Attract and Retain Top Talent	Our executive compensation program is designed to be similar to the programs that are offered by other companies in our industry because of our desire to attract and retain top-level executives in the market in which we operate and compete for talent.

We urge shareholders to read the “Compensation Discussion and Analysis” beginning on page 13 of this proxy statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narrative, which provide detailed information on the compensation of our Named Executive Officers. The Compensation Committee and the Board of Directors believe that the policies and procedures articulated in the “Compensation Discussion and Analysis” are effective in achieving our goals and that the compensation of our Named Executive Officers reported in this proxy statement has contributed to our recent and long-term success.

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are asking shareholders to approve the following advisory resolution:

RESOLVED, that the shareholders of Stein Mart, Inc. approve, on an advisory basis, the 2017 compensation of our Named Executive Officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative in this proxy statement for our 2018 Annual Meeting of Shareholders.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is not binding on the Board of Directors. Although non-binding, the Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program. The Board of Directors has determined that holding an advisory vote on executive compensation every year is the most appropriate policy for us at this time.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADVISORY RESOLUTION APPROVING EXECUTIVE COMPENSATION.

PROPOSAL NO. 3 –

APPROVAL OF THE STEIN MART 2018 OMNIBUS INCENTIVE PLAN

Our Board of Directors is asking our shareholders to approve the Stein Mart 2018 Omnibus Incentive Plan (the “2018 Plan”), including the authority to issue up to 4,100,000 shares of our common stock under the 2018 Plan. On January 23, 2018, our Board of Directors adopted the 2018 Plan, subject to approval by our shareholders at the 2018 annual meeting. The 2018 Plan is intended to replace the Stein Mart 2001 Omnibus Incentive Plan (the “2001 Plan”), and following shareholder approval of the 2018 Plan no further grants will be made under the 2001 Plan.

The 2018 Plan includes a number of provisions that our Board of Directors believes serve the interests of our shareholders, including the following provisions:

●	Limits the number of shares that may be awarded to any single individual in any one year;

●	Prohibits paying dividends before the underlying award vests;

●	Prohibits pricing Options and stock appreciation rights (“SARs”) at less than the fair market value of our common stock on the grant date;

●	Prohibits repurchasing underwater Options or SARs for cash;

●	Prohibits repricing or backdating Options and SARs without shareholder approval;

●	Subjects awards to our Clawback Policy;

●	Requires shareholder approval for material amendments; and

●

Administration by our Compensation Committee composed entirely of members who qualify as “independent” under NASDAQ rules, except as it relates to non-employee director awards, which the full Board administers.

If the 2018 Plan is not approved by our shareholders at the 2018 annual meeting, all awards granted under the 2018 Plan since its adoption will be forfeited and automatically terminate. Because there are insufficient shares available under the 2001 Plan to make grants to new and continuing employees and non-employee directors, the Compensation Committee would be required to revise its compensation philosophy and create other non-equity related compensation programs to attract, retain and compensate executives, non-employee directors and other key employees and consultants.

Summary of the 2018 Plan

The following summary of the 2018 Plan and the provisions described above do not contain all of the terms and conditions of the 2018 Plan and is qualified in its entirety by the specific language of the 2018 Plan, a copy of which is attached to this proxy statement as Appendix A. The closing price of a share of our common stock on the Nasdaq Global Select Market on May 3, 2018, was $2.26.

General

Purpose. The purposes of the 2018 Plan are to (a) enable us to attract and retain the types of employees, consultants and directors who will contribute to our long-range success, (b) provide incentives that align the interests of employees, consultants and directors with those of our shareholders and (c) promote the success of our business.

Administration. Either the Compensation Committee or another committee consisting of one or more non-employee members of the Board may administer the 2018 Plan. The Compensation Committee presently administers the 2018 Plan, except that the Board administers the 2018 Plan as it relates to the grant or adjustment of awards to non-employee directors. References in this proxy statement to the “Plan Committee” mean our Board with reference to awards to non-employee directors under the 2018 Plan.

Awards are made at the exclusive discretion of the Plan Committee. Subject to the provisions of the 2018 Plan, the Plan Committee has full power and authority to administer the 2018 Plan including, but not limited to, (i) determining which eligible participants receive awards under the 2018 Plan, (ii) determining the number and types of awards to be made to an eligible participant, if any, and (iii) determining the terms and conditions of any award. The Plan Committee also has full power to administer and interpret the terms of the 2018 Plan and all awards thereunder. Unless otherwise expressly provided in the 2018 Plan, all of the Plan Committee’s designations, determinations, interpretations, and other decisions with respect to the 2018 Plan or any award thereunder are final, conclusive and binding upon all persons.

The Plan Committee may delegate some or all of its authority under the 2018 Plan to a subcommittee or to one or more of our officers, subject in each case to certain limitations specified in the 2018 Plan.

Eligible Participants. The Plan Committee or its delegates, as applicable, may grant awards to employees, consultants or directors of Stein Mart or its affiliates, including persons who are reasonably expected to become an employee, consultant or director of Stein Mart or its affiliates after the receipt of an award. As of February 3, 2018, we had approximately 10,200 employees and nine non-employee directors who would be eligible to participate in the 2018 Plan, although the number of individuals who are selected to participate in the 2018 Plan may vary from year to year. Consultants are also eligible to participate in the 2018 Plan, though historically Mr. Legler is the only consultant who has participated.

Available Shares. Subject to the adjustment provisions included in the 2018 Plan, a total of 4,100,000 shares of our common stock will be authorized for awards granted under the 2018 Plan. This reserve will be reduced by one share for every one share that is subject to an award granted under the 2018 Plan, including Options, SARs and full-value awards, such as Restricted Share, Restricted Share Units and performance awards.

In general, if an award granted under the 2018 Plan is canceled, forfeited or expires prior to exercise or realization in full or in part, then the shares subject to that portion of the award will again be available for issuance under the 2018 Plan. Additionally, shares subject to an award that is settled in cash, withheld to satisfy tax withholding obligations with respect to Restricted Share, Restricted Share Units, Performance Shares or other full-value awards, or subject to an award that is exchanged with Stein Mart’s permission prior to the issuance of one or more award(s) not involving the issuance of shares, will also again be available for issuance under the 2018 Plan. However, shares subject to an award under the 2018 Plan that are tendered in payment of the exercise price of an Option or SAR, withheld to satisfy tax withholding obligations with respect to Options or SARs, not issued as a result of the net settlement of an Option or SAR or repurchased on the open market with the proceeds of an Option exercise price will not be available again for issuance under the 2018 Plan.

In addition, shares underlying any award granted under the 2001 Plan that expires, terminates or is canceled or forfeited under the terms of the 2001 Plan will be available for grant under the 2018 Plan. Following shareholder approval of the 2018 Plan, no further awards will granted made under the 2001 Plan.

Award Limits. Under the 2018 Plan, no participant in any one fiscal year can receive (i) Options with respect to more than 1 million shares of our common stock, (ii) Restricted Share, Restricted Share Units, Performance Shares, Performance Share Units or other equity-based awards with respect to more than 1 million shares of our common stock or (iii) cash awards with an aggregate value that exceeds $2.5 million. If an award is to be settled in cash, the number of shares of common stock on which the award is based do not count toward the individual share limit described above.

Additional Limit on Non-Employee Directors. In addition to the award limits described above, non-employee directors who are not consultants may not receive awards with respect to more than 70,000 shares of our common stock in the aggregate in any single fiscal year. As discussed in the section entitled Related Party Transactions elsewhere in this proxy statement, Mr. Legler currently serves as a consultant to Stein Mart.

Types of Awards

As discussed in more detail below, the 2018 Plan permits a variety of forms of equity grants including Options, SARs, Restricted Shares, Restricted Share Units, performance awards and other equity-based awards.

Options. The 2018 Plan authorizes the Plan Committee to grant non-qualified and/or incentive Options to eligible participants chosen by the Plan Committee that give the participant the right, after satisfaction of any vesting conditions and prior to the expiration or termination of the Option, to purchase shares of our common stock at a fixed price. The Plan Committee determines the exercise price for each share subject to an Option granted under the 2018 Plan, which exercise price may not be less than the fair market value (as defined in the 2018 Plan) of our common stock on the date of grant. The Plan Committee also determines the number of shares subject to each Option, the time or times when each Option becomes exercisable, the term of each Option, methods of exercise, whether or not each Option will contain a corresponding SAR and any other terms and conditions of each Option. The maximum term of any Option will be ten (10) years from the date of grant.

Dividend equivalents will not be paid with respect to Options granted under the 2018 Plan.

Stock Appreciation Rights. Subject to the terms and conditions of the 2018 Plan, the Plan Committee is authorized to grant SARs to eligible participants chosen by the Plan Committee that give the participant the right, after satisfaction of any vesting conditions and prior to the expiration or termination of the SAR, to receive the excess of the fair market value (as defined in the 2018 Plan) of our common stock on the date of exercise over the exercise price of the SAR. The Plan Committee determines the exercise price for each SAR granted under the 2018 Plan, which exercise price may not be less than the fair market value (as defined in the 2018 Plan) of our common stock on the date of grant. The Plan Committee also determines the number of shares subject to each SAR, the time or times when each SAR becomes exercisable, the term of each SAR, methods of exercise, methods of settlement (which may include cash, common stock or a combination of the two), whether the SAR is granted independently or in tandem with an Option and any other terms and conditions of any SAR.

Dividend equivalents will not be paid with respect to SARs granted under the 2018 Plan.

Restricted Awards. The Plan Committee may grant Restricted Share awards or awards of hypothetical units having a value equal to an identical number of shares of our common stock (“Restricted Share Units”) to eligible Participants, subject to terms and conditions relating to forfeiture, transfer and other restrictions (including the right to receive dividends or dividend equivalents). Restrictions on Restricted Share and Restricted Share Unit awards may lapse separately or in combination at such time or times as the Plan Committee may deem appropriate. The Plan Committee will determine all terms and conditions of these types of awards, subject to the terms of the 2018 Plan, including, with respect to Restricted Share Units, methods of settlement (which may include cash, common stock, or a combination of the two).

Except as otherwise determined by the Plan Committee or as set forth in the 2018 Plan, upon termination of employment of a participant or the termination of a consultant or director for any reason during the applicable restriction period, all Restricted Shares and/or Restricted Share Units still subject to restriction are forfeited by the participant and reacquired by Stein Mart. The Plan Committee may, however, waive any or all restrictions with respect to Restricted Shares or Restricted Share Units held by a Participant when it finds that such a waiver would be in our interest.

Dividends paid on Restricted Shares and, to the extent provided by the Plan Committee, dividend equivalents with respect to Restricted Share Units, will be withheld for the participant’s account until such time as the Restricted Shares or Restricted Share Units vest, at which time the withheld dividends or dividend equivalents, as applicable (including interest, at the discretion of the Plan Committee), will be paid in cash or, at the discretion of the Plan Committee, in shares of our common stock having a fair market value (as defined in the 2018 Plan) equal to the amount of such dividends or dividend equivalents.

Performance Awards. The Plan Committee may grant Performance Share awards or awards of hypothetical units having a value equal to an identical number of shares of our common stock (“Performance Share Units”) to eligible Participants, which become payable at the end of an award period based upon attainment of one or more performance goals determined by the Plan Committee. Such Performance Share or Performance Share Unit awards may also be subject to terms and conditions relating to forfeiture, transfer and other restrictions, as determined by the Plan Committee. The Plan Committee will determine all terms and conditions of these types of awards, subject to the terms of the 2018 Plan, including, with respect to Performance Share Units, methods of settlement (which may include cash, common stock or a combination of the two).

Except as otherwise determined by the Plan Committee or as set forth in the 2018 Plan, upon termination of employment of a participant or the termination of a consultant or director for any reason during the applicable performance period, all Performance Shares and/or Performance Share Units still subject to ongoing performance periods are forfeited by the participant and reacquired by Stein Mart.

Dividends and dividend equivalents will not be paid with respect to Performance Shares or Performance Share Units granted under the 2018 Plan.

Other Equity-Based and Cash Awards. In addition to the award types described above, the Plan Committee may grant any other type of award payable by delivery of our common stock, measured by reference to the value of our common stock, or payable in cash, in such amounts and subject to such terms and conditions as the Plan Committee determines in its sole discretion, subject to the terms of the 2018 Plan. Such awards may be made in addition to or in conjunction with other awards under the 2018 Plan. Such awards may include unrestricted shares of our common stock, which may be awarded, without limitation (except as provided in the 2018 Plan), as a bonus, in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, as a bonus, or upon the attainment of performance goals or otherwise, or rights to acquire shares of our common stock from us. Dividends and dividend equivalents may be credited with respect to such awards, but no dividends or dividend equivalents will be paid with respect to any such award until such award vests.

Transferability

Awards granted under the 2018 Plan are not transferable other than by will or the laws of descent and distribution, except that (a) a participant may designate in writing a beneficiary to exercise an award following the participant’s death and (b) the Plan Committee may, in its sole discretion, permit the transfer of any award (other than Incentive Stock Options, as defined in the 2018 Plan). No award may be pledged or otherwise encumbered, and any attempt to pledge or otherwise encumber an award shall be void and unenforceable against Stein Mart or any affiliate.

Clawback

Under the 2018 Plan, we may cancel any award, require reimbursement of any award by a participant, and effect any other right of recoupment of equity or other compensation provided under the 2018 Plan in accordance with any of our policies that may be adopted and/or modified from time to time, including our Clawback Policy.

Federal Income Tax Treatment

Non-qualified Options. With respect to non-qualified Options granted to Optionees under the 2018 Plan, (i) no income is realized by the Optionee at the time the non-qualified Option is granted, (ii) at exercise, ordinary income is realized by the Optionee in an amount equal to the difference between the Option price and the fair market value of our common stock on the date of exercise, such amount is treated as compensation and is subject to both income and wage tax withholding, and we may claim a tax deduction for the same amount, and (iii) on disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on the holding period.

Incentive Stock Options. With respect to Incentive Stock Options, there is no tax to the optionee at the time of the grant. Upon the exercise of an Incentive Stock Option, an optionee will not recognize taxable income, although the excess of the fair market value of the shares obtained upon exercise of the Incentive Stock Option over the exercise price will increase the alternative minimum taxable income of the optionee, which may cause such optionee to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an Incentive Stock Option would be allowed as a credit against the regular tax liability of the optionee in a later year to the extent the optionee’s regular tax liability is in excess of the alternative minimum tax for that year. If an Incentive Stock Option is disposed of after two years in a qualifying disposition, the difference between the strike price and the fair market value of the shares obtained in exercise of the Option is taxed as a long-term capital gain. Options disposed of in a non-qualifying disposition will be taxed at ordinary income rates to the optionee.

SARs. If a participant exercises an SAR and receives the appreciation element in cash or in shares of our common stock, the cash and the fair market value of our common stock received are compensation income in the year of exercise and constitute wages for purposes of the Federal Insurance Contribution Act (FICA) or the Federal Unemployment Tax Act (FUTA), subject to income and wage tax withholding. We may claim a deduction for the compensation element in a SAR for our taxable year in which or with which the Participant’s taxable year of inclusion ends.

Restricted Share and Restricted Share Unit Awards. Upon becoming entitled to receive shares at the end of the applicable restriction period without forfeiture, the recipient will recognize ordinary income in an amount equal to the fair market value of the shares at that time or when the shares are initially received (despite being restricted) if the recipient makes a valid election under Section 83(b) of the Code. Delivery of the shares is subject to both income and wage tax withholding. We generally will be entitled to a deduction equal to the amount that is taxable as ordinary compensation income to the recipient.

Performance Awards. Performance awards granted under the 2018 Plan will be subject to the applicable provisions of the Code, including Section 83, the Federal Income Tax Regulations and other administrative guidance issued thereunder. Participants who receive grants of performance awards (i) will not recognize any taxable income at the time of the grant and (ii) upon settlement of the performance awards, the participant will realize ordinary compensation income in an amount equal to the cash and the fair market value of any shares of our common stock received. We generally will be entitled to a deduction equal to the amount that is taxable as ordinary compensation income to the participant. The settlement of performance awards will be subject to wage and income tax withholding.

Section 162(m). The 2001 Plan provided for grants of awards intended to comply with the performance-based compensation exception to the $1 million limit on the amount that a public company may deduct for compensation to certain executives under Section 162(m) of the Code (“Section 162(m)”). Effective for tax years beginning after December 31, 2017, the Section 162(m) exception for performance-based compensation was repealed by The Tax Cuts and Jobs Act signed into law on December 22, 2017 (“Tax Cuts Act”). The Tax Cuts Act also expanded the group of employees and former employees whose compensation is subject to the deduction limitation in Section 162(m). As a result, we may not be entitled to take a tax deduction after 2017 for compensation in excess of $1 million paid to any current or former named executive officer.

Section 409A. The 2018 Plan is intended to comply with Section 409A of the Code and will be interpreted and administered to be in compliance with Section 409A to the maximum extent permitted. Notwithstanding anything to the contrary in the 2018 Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the 2018 Plan during the six month period immediately following a participant’s termination will instead be paid on the first payroll date after the six-month anniversary of the participant’s separation from service (or the participant’s death, if earlier). Notwithstanding the foregoing, neither Stein Mart nor the Plan Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any participant under Section 409A of the Code and neither Stein Mart nor the Plan Committee will have any liability to any participant for such tax or penalty.

Changes in Capitalization and Similar Changes

In the event of changes in our outstanding common stock or our capital structure by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, extraordinary corporate transaction such as a recapitalization, reorganization, merger, consolidation, combination or exchange, or other similar change in capitalization, the aggregate number of shares of common stock with respect to which awards may be made under the 2018 Plan, and the terms, types and number of shares or other consideration subject to any outstanding awards under the 2018 Plan, will be equitably adjusted by the Plan Committee to the extent necessary to preserve the economic intent of such awards.

Change of Control

If there is a change in control of Stein Mart, our obligations under the 2018 Plan will be binding upon the successor corporation or organization resulting from the change in control transaction. If a participant is terminated without cause or resigns for good reason (for employees and consultants, as such terms are defined in any employment or service agreement with Stein Mart or, if no such definition exists, or if the participant is a non-employee director, as defined in the 2018 Plan) within 24 months following the change in control, all of the participant’s performance awards that are subject to incomplete performance periods will vest pro rata based upon the length of the performance period that has passed, at the “target” level of performance. All other awards that are in effect as of the date of such termination will vest in full or be deemed earned in full, effective on the date of such termination.

In the event that a change in control transaction results in a cash payment for each outstanding share of our common stock, then all awards other than performance awards will be cancelled and each holder thereof will receive a corresponding cash payment for each share of our common stock represented by such awards, less the exercise price of any Options or SARs. In such an event any Options or SARs with an exercise price that equals or exceeds the amount of the cash payment will be canceled by the Plan Committee without any payment.

In addition, in the event of a change in control where the consideration paid to the existing shareholders is stock or a combination of cash and stock, the Plan Committee may, in its discretion and upon at least ten days advance notice to the affected persons, cancel outstanding awards and pay the holders thereof, in cash, stock or any combination thereof, the value of such awards based upon the price per share to be received by other Stein Mart shareholders in connection with the change in control. In such an event any Options or SARs with an exercise price that equals or exceeds the price per share to be received by other shareholders will be canceled by the Plan Committee without any payment.

The 2018 Plan defines a “change in control” as the occurrence of any one of the following: (a) a person (or more than one person acting as a group), other than Jay Stein or any group of which Jay Stein is a member, acquires beneficial ownership of our common stock that, together with the stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of our common stock; provided, that, a change in control shall not occur if any person (or more than one person acting as a group) owns more than fifty percent (50%) of the total fair market value or total voting power of our common stock and acquires additional stock; (b) one person (or more than one person acting as a group), other than Jay Stein or any group of which Jay Stein is a member, acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of our common stock possessing thirty-five percent (35%) or more of the total voting power of our common stock; (c) a majority of the members of our Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of our Board before the date of appointment or election; or (d) one person (or more than one person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) assets from Stein Mart that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of our assets immediately before such acquisition(s).

The 2018 Plan does not provide for a “gross-up” for any excise taxes imposed on golden parachute payments under Code Section 4999.

Amendment and Termination.

The Board may from time to time amend, alter, suspend or discontinue the 2018 Plan. Shareholder approval of an amendment must be obtained if otherwise required by applicable law or the listing requirements of the principal securities exchange or market on which shares of our common stock are then traded. The 2018 Plan will automatically terminate on the tenth anniversary of the effective date, which will be January 23, 2028. No award may be granted under the 2018 Plan after the 2018 Plan is terminated, but awards granted prior to its termination date may extend beyond that date until they lapse or are terminated by their own terms and conditions. No amendment or termination of the 2018 Plan alters or impairs any award granted and outstanding under the 2018 Plan without the consent of the affected participant.

The Plan Committee generally may modify, amend or cancel any award or waive any restrictions or conditions applicable to any award or the exercise of an award. Any modification or amendment that impairs the rights of the participant increases the participant’s obligations or increases the participant’s federal income tax liability with respect to an award will be effective only if agreed to by that participant. Without shareholder approval, the Plan Committee cannot amend the terms of outstanding Options or SARs to reduce the exercise price of such outstanding Options or SARs; cancel outstanding Options or SARs in exchange for Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs; or cancel outstanding Options or SARs with an exercise price above the current per share price of the Common Stock in exchange for cash or other securities or take any other action that would be treated as a repricing of an Option or SAR under the rules of the principal securities exchange or market on which shares of our common stock are then traded.

New Plan Benefits

In March and April of 2018, under the 2018 Plan, our current executive officers received a total of 500,000 Restricted Share Unit awards, our current directors as a group received a total of 37,331 Restricted Share Unit awards, and all other employees as a group received a total of 630,000 Restricted Share Unit awards, subject in each case to forfeiture in the event that the 2018 Plan is not approved by our shareholders at the 2018 annual meeting. Other than these awards, the benefits that will be granted or paid under the 2018 Plan are equity awards to be made in the future and therefore cannot be currently determined. Awards granted under the 2018 Plan are within the discretion of the Plan Committee (or the Board, in the case of equity awards to non-employee directors), and the Plan Committee has not determined future awards or who might receive them. Current executive officers did not receive any share awards during fiscal 2017. Current directors as a group did not receive any share awards during fiscal 2017, nor did any other employees receive any share awards during fiscal 2017.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE STEIN MART, INC. 2018 OMNIBUS STOCK INCENTIVE PLAN.

PROPOSAL NO. 4 –

APPROVAL OF THE STEIN MART EMPLOYEE STOCK PURCHASE PLAN

Our Board of Directors is asking our shareholders to approve the Stein Mart, Inc. Employee Stock Purchase Plan (the “ESPP”), including the authority to issue up to 2,000,000 shares of our common stock under the ESPP. The ESPP was adopted by our Board of Directors effective as of January 1, 2018, subject to approval by our shareholders at the 2018 annual meeting. The ESPP is intended to replace the Amended and Restated Stein Mart, Inc. Employee Stock Purchase Plan which was originally adopted in 1997 (the “1997 Plan”).

The purpose of the ESPP is to provide eligible employees of Stein Mart and certain of its subsidiaries with an opportunity to acquire a proprietary interest in Stein Mart through the purchase of shares of our common stock. The ESPP is intended to qualify as an “employee stock purchase plan” meeting the requirements of Section 423 of the Code.

The maximum number of shares of our common stock that may be purchased under the ESPP will be 2,000,000, subject to adjustment as provided in the ESPP. If the ESPP is not approved by our shareholders at the 2018 annual meeting, no shares will be sold and all payroll deductions will be returned to participants without interest.

Summary of the ESPP

The following summary of the ESPP and the provisions described above do not contain all of the terms and conditions of the ESPP and is qualified in its entirety by the specific language of the ESPP, a copy of which is attached to this proxy statement as Appendix B. Capitalized terms used but not defined in this proposal have the same meaning as in the ESPP. The closing price of a share of our common stock on the Nasdaq Global Select Market on May 3, 2018, was $2.26.

General

Administration. The ESPP is administered by a committee of our Board of Directors appointed by the Board (the “ESPP Committee”), which at this time is the Compensation Committee. None of the members of the Compensation Committee is an officer or employee, or former officer or employee, of Stein Mart or its subsidiaries. The ESPP Committee has the authority to construe and interpret the ESPP, prescribe, amend and rescind rules relating to the ESPP’s administration, and take any other actions necessary or desirable for the administration of the ESPP (including without limitation adopting sub-plans applicable to particular subsidiaries or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Code). The ESPP Committee may correct any defect or supply any omission or reconcile any inconsistency or ambiguity in the ESPP. The decisions of the ESPP Committee with respect to the ESPP Plan are final and binding. All expenses of administering the ESPP are borne by us.

Shares Reserved. As noted above, 2,000,000 shares of our common stock have initially been reserved for issuance under the ESPP, subject to adjustment as described below. Shares delivered upon exercise of purchase rights under the ESPP may be shares of authorized but unissued common stock, treasury stock or common stock acquired in an open-market transaction. In the event of any change in our outstanding common stock by reason of a stock dividend, stock split, reverse stock split, split-up, recapitalization, merger, consolidation, reorganization or other capital change, the aggregate number and type of shares available for purchase under the ESPP, the number and type of shares granted or purchasable during an offering period and the purchase price per share under an outstanding purchase right will be appropriately adjusted in a manner that complies with Section 423 of the Code.

If any purchase rights granted under the ESPP expire or terminate without having been exercised, the unpurchased shares of common stock will again be available for purchase under the ESPP.

Eligibility. Participation in the ESPP is voluntary and limited to employees of Stein Mart and certain subsidiaries who have been employed by us for at least six months and are customarily employed for at least twenty hours per week and more than five months in any calendar year. Notwithstanding the foregoing, the ESPP Committee may exclude from participation in the ESPP or any offering under the ESPP those employees who are “highly compensated employees” (within the meaning of Section 414(q) of the Code) and/or subject to the disclosure requirements of Section 16(a) of the Exchange Act.

As of February 3, 2018, approximately 8,954 employees were eligible to participate in the ESPP, however, at this time we do not allow our executive officers to participate in the ESPP.

Limitations. No participant in the ESPP may purchase more than 3,000 shares of our common stock during any one offering period, regardless of the total value of his or her payroll contributions during the offering period. No participant will be granted an option under the ESPP if, after the grant of the option, such participant (or any other person whose stock would be attributed to such participant pursuant to Section 424(d) of the Code) would own shares, or options to purchase shares, representing five percent or more of the total combined voting power or value of all classes of our stock. Furthermore, no participant will be granted an option under the ESPP if such option would cause the participant’s cumulative rights to purchase stock under all of our employee stock purchase plans (as described in Section 423 of the Code) to accrue at a rate that exceeds $25,000 of the Fair Market Value (as defined in the ESPP and determined at the time the option is granted) of our common stock for each calendar year.

General Terms of Participation

Offering Periods. The ESPP allows eligible employees to purchase shares of our common stock through payroll deductions made during six month offering periods commencing on or about January 1st and July 1st of each year (or such other times as determined by the ESPP Committee). At the beginning of each offering period, each participant in the applicable offering period will be granted an option to purchase, at the end of the offering period, a number of shares of our common stock determined by dividing the participant’s accumulated payroll deductions by the applicable purchase price. The ESPP Committee can change the duration, frequency, start and end dates of offering periods to the extent permitted by Section 423 of the Code. If the ESPP is approved at the 2018 annual meeting, the first offering period under the ESPP, which commenced on January 1, 2018, will end on June 30, 2018. If the ESPP is not approved by our shareholders at the 2018 annual meeting, no shares will be sold and all payroll deductions will be returned to participants without interest.

Method of Participation. Participation in the ESPP is entirely voluntary. An eligible employee may authorize payroll deductions in whole percentage amounts of up to 10% (or such other maximum percentage as the ESPP Committee may determine) of his or her “Compensation” (as defined in the ESPP) to purchase shares of our common stock under the ESPP by properly completing an enrollment form in accordance with enrollment procedures established under the ESPP. The maximum payroll deduction for any participant per year is $20,000. A Participant may decrease his or her payroll deductions (including to zero) no more than once during the course of any offering period, in accordance with procedures established under the ESPP. Stein Mart will not pay interest on payroll deductions or hold such amounts in a trust or in any segregated account.

Purchase Price. The purchase price per share of our common stock for each offering period will be the lesser of (i) eighty-five percent (or such greater percentage as designated by the ESPP Committee) of the Fair Market Value of a share of our common stock at the beginning of the offering period or (ii) eighty-five percent (or such greater percentage as designated by the ESPP Committee) of the Fair Market Value of a share of our common stock at the end of the offering period.

Withdrawal and Termination. A participant may withdraw from participation in the ESPP by giving Stein Mart written notice in accordance with procedures established under the ESPP. In addition, participation in the ESPP will terminate upon a participant’s termination of employment. A participant who withdraws from an offering period and remains eligible for future participation may not re-commence participation within that same offering period. Upon withdrawal from the ESPP or termination of employment at least 30 days prior to the end of an offering period, cumulative amounts withheld in anticipation of a purchase of shares under the ESPP will be delivered to the participant.

Shareholder Rights. A participant will become a shareholder with respect to the shares purchased under the ESPP when the shares are transferred to the participant’s account. A participant will have no rights as a shareholder with respect to shares for which an election to participate in an offering period has been made until such time.

Amendment and Termination of the ESPP. The ESPP Committee may, in its sole discretion, amend, suspend or terminate the ESPP at any time and for any reason without shareholder approval except as required by Section 423 of the Code or by the listing standards of any stock exchange upon which our common stock is listed. If the ESPP is terminated, the ESPP Committee may elect to terminate ongoing offering periods either immediately or once shares have been purchased on the next purchase date (which may, in the discretion of the ESPP Committee, be accelerated), or permit offering periods to expire in accordance with their terms. If any offering period is terminated before its scheduled expiration, all amounts not used to purchase shares will be returned to participants without interest, except as otherwise required by law.

Effective Date and Term. The ESPP was adopted by our Board of Directors effective January 1, 2018, subject to approval by our shareholders within twelve months. If the ESPP is approved by our shareholders at the 2018 annual meeting, it will have a term of ten years.

Corporate Transactions. In the event of a “Corporate Transaction” (as defined in the ESPP), and subject to the ESPP Committee’s right to amend, suspend or terminate the ESPP at any time, each outstanding option will be assumed or substituted by the successor company. If the successor corporation refuses to assume or substitute an option, the offering period with respect to which the option relates will be shortened by setting a new date on which the offering period will end. The new purchase date will occur before the date of the Corporate Transaction. Prior to the new purchase date, the ESPP Committee will provide each participant with written notice, which may be electronic, of the new purchase date and that the participant’s option will be exercised automatically on such date unless the participant has validly withdrawn from the offering.

New Plan Benefits. Benefits and purchases of shares of our common stock under the ESPP depend on elections made by employees and the fair market value of our common stock on dates in the future. As a result, it is not possible to determine the benefits that will be received by executive officers and other employees in the future under the ESPP. The closing price of our common stock on January 2, 2018 (the first trading day of the current offering period that began on January 1, 2018) was $1.22, and as of April 18, 2018, a total of $57,263.43 had been deducted from participant paychecks in connection with the current offering period. There were no deductions from paychecks of participants who are also executive officers. As described above, no employee may purchase shares under the ESPP at a rate that exceeds either $20,000 in fair market value in any calendar year or 3,000 shares in any offering period.

For information regarding past purchases under our previous plan, please see “Aggregate Past Purchases Under the 1997 Plan” below.

U.S. Federal Income Tax Consequences Relating to the ESPP

The following is a summary of certain material federal income tax consequences associated with the grant and exercise of purchase rights under the ESPP under current federal tax laws and certain other tax considerations associated with purchase rights under the ESPP. The summary is based upon the laws and regulations in effect as of the date of this proxy statement and does not purport to be a complete statement of the law in this area. The summary also does not address tax rates or non-U.S., state or local tax consequences, nor does it address employment tax or other federal tax consequences except as noted. The exact federal income tax treatment of transactions under the ESPP will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.

The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. In general, an employee will not recognize U.S. taxable income until the sale or other disposition of the shares of our common stock purchased under the ESPP. Upon such sale or disposition, the employee will generally be subject to tax in an amount that depends on the employee’s holding period with respect to the shares.

If the shares are sold or disposed of more than one year from the date of purchase and more than two years after the first day of the offering period in which they were purchased, or upon the employee’s death while owning the shares, the employee will recognize ordinary income in an amount generally equal to the lesser of: (i) an amount equal to 15% of the fair market value of the shares on the first day of the offering period (or such other percentage equal to the applicable purchase price discount), and (ii) the excess of the sale price of the shares over the purchase price. Any additional gain will be treated as long-term capital gain. If the shares held for the periods described above are sold and the sale price is less than the purchase price, then the employee will recognize a long-term capital loss in an amount equal to the excess of the purchase price over the sale price of the shares.

If the shares are sold or otherwise disposed of before the expiration of the holding periods described above, other than following the employee’s death while owning the shares, the employee generally will recognize as ordinary income an amount equal to the excess of the fair market value of the shares on the date the shares were purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the employee’s holding period with respect to the shares.

We are not entitled to a deduction for amounts taxed as ordinary income or capital gain to an employee except to the extent of ordinary income recognized upon a sale or disposition of shares prior to the expiration of the holding periods described above. Participants are required to give Stein Mart prompt written notice of any sale or other disposition occurring within than one year from the date of purchase or two years from the first day of the offering period.

The ESPP is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE STEIN MART, INC. EMPLOYEE STOCK PURCHASE PLAN.

The affirmative vote of a majority of the shares of our common stock voted on the proposal is required to approve it. The accompanying proxy will be voted for the proposal unless shareholders indicate a contrary choice. Broker non-votes and abstentions will have no effect on the vote.

Aggregate Past Purchases Under the 1997 Plan

As of February 3, 2018, approximately 1,286,308.57 shares of our common stock had been purchased under the 1997 Plan since its inception in 1997. The following numbers of shares have been purchased by the persons and groups identified below:

Name	Aggregate Number of Shares Purchased in the Most Recent Completed Offering Period Ended June 30, 2017	Aggregate Number of Shares Purchased Under the Purchase Plan in All Completed Offering Periods
Named Executive Officers
D. Hunt Hawkins	-	-
MaryAnne Morin	-	-
Gregory Kleffner	4,562	19,364
All executive officers (including the Named Executive Officers identified above)	4,562	33,654
All Non-Employee Directors	-	-
Each other person who has received 5% or more of the options, warrants or rights under the 1997 Plan	-	-
All other employees	223,997	1,252,654
Total	228,559	1,286,308

AUDIT COMMITTEE REPORT

For the year ended February 3, 2018 (fiscal 2017), the Audit Committee of the Board of Directors of Stein Mart was composed of three independent directors, as defined under the NASDAQ’s Marketplace Rules and the rules and regulations of the SEC. In addition, the Board of Directors has determined that during the 2017 fiscal year, Irwin Cohen has qualified as an “audit committee financial expert” as defined by the SEC under Item 407(d)(5)(ii) of Regulation S-K.

The Audit Committee is appointed by the Board of Directors to oversee the accounting and financial reporting processes and controls of Stein Mart and the audits of Stein Mart’s financial statements and of Stein Mart’s internal control over financial reporting. The purpose of the Audit Committee is to monitor the integrity of the financial statements, review Stein Mart’s internal accounting procedures and controls, oversee the independence, qualification and performance of Stein Mart’s independent registered certified public accounting firm and appoint the independent registered certified public accounting firm and oversee the internal audit function. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for fiscal 2017 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with Stein Mart’s independent registered certified public accounting firm, KPMG LLP, who is responsible for expressing an opinion on the conformity of Stein Mart’s audited financial statements with U.S. generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of Stein Mart’s accounting principles and discussed with the independent accountants such other matters as are required under Auditing Standard No. 1301 and other generally accepted auditing standards. In addition, the Audit Committee has discussed with KPMG LLP the independent registered certified public accountants’ independence from management and Stein Mart, including the matters in the written disclosures and the letter received by the Audit Committee, as required by applicable requirements of the Public Company Accounting Oversight Board and considered the compatibility of nonaudit services with the accountants’ independence. Audit Committee members are not professionally engaged in the practice of accounting or auditing and are not experts under the Exchange Act in either of those fields or in auditor independence.

The Audit Committee discussed with KPMG LLP and Stein Mart’s Internal Audit department, the overall scope and plans for their respective audits. The Audit Committee met with KPMG LLP, with and without management present, to discuss the results of their examination and the overall quality of Stein Mart’s financial reporting.

Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Stein Mart’s Annual Report on Form 10-K for the year ended February 3, 2018, for filing with the SEC, and that KPMG be ratified as our independent registered certified public accounting firm for the year ending February 2, 2019.

The foregoing report is provided by the following independent directors, who constitute the committee:

AUDIT COMMITTEE

Irwin Cohen (Chairman)

Thomas L. Cole

Burton M. Tansky

PROPOSAL NO. 5 -

RATIFICATION OF APPOINTMENT OF KPMG LLP AS

STEIN MART’S INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected the firm KPMG LLP to serve as our independent registered certified public accounting firm for the current fiscal year ending February 2, 2019. KPMG LLP has served as our audit firm since July 10, 2013.

Our Board of Directors has directed that the appointment of KPMG LLP as our independent registered certified public accounting firm be submitted for ratification by the shareholders at the annual meeting. Representatives of KPMG LLP will be present at the annual meeting of shareholders and will be given the opportunity to make a statement if they so desire, and to respond to appropriate questions.

Shareholder ratification of the selection of KPMG LLP as our independent registered certified public accounting firm is not required by our articles of incorporation or bylaws. However, the Board of Directors is submitting the appointment of KPMG LLP as a matter of good corporate practice. If the shareholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain KPMG LLP. In such event, the Audit Committee may retain KPMG LLP notwithstanding the fact that the shareholders did not ratify the selection, or select another nationally recognized accounting firm without re-submitting the matter to a shareholder vote. Even if the selection is ratified, the Audit Committee retains the right in its discretion to select a different nationally recognized independent registered certified public accounting firm at any time during the year if it determines that such a change would be in the best interests of our shareholders and Stein Mart.

The following table provides information relating to the fees billed or expected to be billed for the audit including the audit of internal controls and fees billed/paid for other services provided by KPMG LLP, our independent registered certified public accounting firm in each of the last two (2) fiscal years.

	KPMG LLP
	2017	2016

Audit Fees	$1,074,124	$1,099,400

Audit-related Fees(1)	-	44,500

Tax Fees(2)	299,130	-

All Other Fees(3)	1,650	1,650

Total	$1,374,904	$1,145,550

(1)	Fees for additional services provided related to assessment of software implementation.
(2)	Fees for tax compliance services.
(3)	Fees for use of KPMG’s accounting research tool.

All decisions regarding the selection of independent registered certified public accounting firms and approval of accounting services and fees are made by our Audit Committee in accordance with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Securities and Exchange Commission (“SEC”). The Audit Committee must pre-approve (i) all audit services, and (ii) all non-audit services provided by the independent registered certified public accounting firm that is permitted by Section 201 of the Sarbanes-Oxley Act, except if:

1.

in the case of permissible non-audit services, such services qualify as de minimis under Section 202 of the Sarbanes-Oxley Act and we did not recognize that such services were non-audit services at the time of the engagement;

2.	the Audit Committee, or one (1) or more of its designated members, approves the permissible non-audit services before completion of the audit; and
3.	when one (1) or more designated members approve such services, such approval is presented to the Audit Committee at its next scheduled meeting.

All audit, audit-related and tax services provided by KPMG LLP were pre-approved in accordance with the Audit Committee’s guidelines.

The Audit Committee discussed the non-audit services with KPMG LLP and determined that their provision would not impair that firm’s independence.

THE BOARD OF DIRECTORS OF STEIN MART RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING FEBRUARY 2, 2019.

RELATED PARTY TRANSACTIONS

The Audit Committee of the Board of Directors is responsible for evaluating the appropriateness of all related-party transactions.

The Audit Committee has adopted written policies and procedures for the Committee to follow in reviewing and approving or ratifying related-party transactions involving Stein Mart and any of our executive officers, directors or five percent (5%) or more shareholders or any of their family members. These transactions include:

(a)	transactions that must be disclosed in proxy statements under SEC rules; and

(b)	transactions that could potentially cause a non-employee director to cease to qualify as independent under NASDAQ listing requirements.

Transactions that are deemed immaterial under SEC disclosure requirements are generally deemed pre-approved under these written policies and procedures, including transactions with a company with which a Stein Mart director’s sole relationship is as a non-employee director and the total amount involved does not exceed one percent (1%) of the other company’s total annual revenues.

Criteria to be considered by the Audit Committee in determining whether related party transactions should be approved or ratified include:

(a)	whether the transactions are on terms no less favorable to Stein Mart than terms generally available from an unrelated third party;

(b)	the extent of the related party’s interest in the transaction;

(c)	whether the transaction would interfere with the performance of the officer’s or director’s duties to us;

(d)	in the case of a transaction involving a non-employee director, whether the transaction would disqualify the director from being deemed independent under NASDAQ listing requirements; and

(e)	such other factors that the Audit Committee deems appropriate under the circumstances.

The Audit Committee has approved the related-party transactions described below after determining that the transactions do not adversely affect the performance by these directors of their duties to Stein Mart.

Mr. Mitchell W. Legler. Mr. Legler, a member of the Board of Directors, is the majority shareholder of Kirschner & Legler, P.A., general counsel to us since April 2001. From August 1995 to April 2001, Mr. Legler was the sole shareholder of the law firm of Mitchell W. Legler, P.A., which served as our general counsel. Legal fees received by Kirschner & Legler, P.A. for fiscal 2017 were $192,500. In addition, Mr. Legler, as general counsel to us, participated in our 2017 Incentive Plans and was granted 14,400 Performance Share Awards at a target level and 9,600 Restricted Stock Awards under our Long-Term Incentive Plan. In March 2017, we renewed an agreement with Kirschner & Legler, P.A. effective April 1, 2017, pursuant to which we have retained Mr. Legler and his firm to serve as our general counsel for a term of two (2) years. This agreement provides that we will pay Kirschner & Legler, P.A. annual compensation of $200,000 per year and that such firm will be eligible to receive bonus and equity awards through our compensation program. This agreement further provides that Mr. Legler will be able to participate in our medical and dental insurance plans to the same extent as a person employed as a Senior Vice President. The agreement provides for a severance payment of $200,000 if the agreement is terminated without cause (as defined in the agreement) or if the agreement is not renewed at the expiration of the term. If the agreement is terminated following a change of control, we have agreed to pay 200% of the sum of (i) the amount due for a termination without cause and (ii) the target bonus in the year of termination.

During November of 2017, we initiated certain cost reduction activities. In connection with these cost reduction activities, Mr. Legler voluntarily agreed to reduce the annual compensation paid to Kirschner & Legler, P.A. by fifteen (15) percent to $170,000 per year.

Compensation Committee Interlocks and Insider Participation. Messrs. Tansky (Chairman), Cost and Sisisky and Ms. Galanti served on our Compensation Committee during fiscal 2017. None of these directors has served as an officer or employee Stein Mart, and none of these directors had a related-party transaction with us during fiscal 2017. During fiscal 2017, none of our executive officers served on the compensation committee (or its equivalent) or board of directors of another entity whose executive officers served on our Compensation Committee or Board.

OTHER MATTERS

Shareholder Proposals for the 2019 Annual Meeting of Shareholders

Regulations of the Securities and Exchange Commission require proxy statements to disclose the date by which shareholder proposals must be received by us in order to be included in our proxy materials for the next annual meeting. In accordance with these regulations, shareholders are hereby notified that if they wish a proposal to be included in our proxy statement and form of proxy relating to the 2019 annual meeting, a written copy of their proposal must be received at the principal executive offices of Stein Mart no later than January 11, 2019. To ensure prompt receipt by us, proposals should be sent certified mail return receipt requested. Proposals must comply with the proxy rules relating to shareholder proposals in order to be included in our proxy materials. Notice to us of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 will be considered untimely if received by us after January 11, 2019, and the proposal will not be brought before the meeting. For a discussion of the process by which our Corporate Governance Committee may consider shareholder nominees for director, please refer to “Meetings and Committees of the Board” beginning on page 9 of this proxy statement.

Annual Report

A copy of our Annual Report on Form 10-K for the year ended February 3, 2018, accompanies this proxy statement. Additional copies may be obtained by writing to Ms. Linda Tasseff, Director, Investor Relations, at 1200 Riverplace Boulevard, Jacksonville, Florida 32207.

Householding

The SEC’s rules permit us to deliver a single Notice of Internet Availability of Proxy Materials or a single set of annual meeting materials to two or more of our shareholders who share an address. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice, proxy statement and annual report to multiple shareholders who share an address, unless we received contrary instructions from one or more of such shareholders prior to the mailing date. We will deliver promptly, upon written or oral request made in accordance with the instructions below, a separate copy of the Notice or annual meeting materials, as requested, to any shareholder at a shared address to which a single copy of those documents was delivered. If you are currently a shareholder sharing an address with another shareholder and wish to receive separate copies or only one copy of future Notices, proxy statements and annual reports for your household, please call or write to Ms. Linda Tasseff, Director, Investor Relations, at the following address and/or telephone number.

Stein Mart, Inc.

1200 Riverplace Boulevard

Jacksonville, Florida 32207

(904) 858-2639

SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES AND VOTE BY INTERNET, TELEPHONE OR MAIL. INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD. IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE, YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

Appendix A

STEIN MART, INC.

2018 OMNIBUS INCENTIVE PLAN

i

ii

STEIN MART, INC. 2018 OMNIBUS INCENTIVE PLAN

1.	Purpose; Eligibility.

1.1         General Purpose. The purposes of this Plan are to (a) enable the Company and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

1.2         Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3         Available Awards. Awards that may be granted under this Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards and (f) Other Equity-Based Awards.

2.	Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Applicable Laws” means the requirements related to or implicated by the administration of this Plan under applicable state corporate law, United States federal and state securities laws, the Code, the rules of any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or other jurisdiction where Awards are granted under this Plan.

“Award” means any right granted under this Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award or an Other Equity-Based Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under this Plan which may, in the discretion of the Company, be transmitted electronically to any Participant and be executed electronically by any Participant. Each Award Agreement shall be subject to the terms and conditions of this Plan.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The term “Beneficial Ownership” has a corresponding meaning.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cash Award” means an Award denominated in cash that is granted under Section 7.4 of this Plan.

“Cause” means: With respect to any Employee or Consultant, unless the applicable Award Agreement states otherwise: (a) if the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or (b) if no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (iv) material violation of state or federal securities laws.

With respect to any Director, unless the applicable Award Agreement states otherwise, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (a) malfeasance in office; (b) gross misconduct or neglect; (c) false or fraudulent misrepresentation inducing the director’s appointment; (d) willful conversion of corporate funds; or (e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control” means: (a) one Person (or more than one Person acting as a group), other than Jay Stein or any group of which Jay Stein is a member, acquires Beneficial Ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company; provided, that, a Change in Control shall not occur if any Person (or more than one Person acting as a group) owns more than fifty percent (50%) of the total fair market value or total voting power of the Company’s stock and acquires additional stock; (b) one person (or more than one person acting as a group), other than Jay Stein or any group of which Jay Stein is a member, acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of the Company’s stock possessing thirty-five percent (35%) or more of the total voting power of the stock of such corporation; (c) a majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election; or (d) one person (or more than one person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) assets from the Company that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately before such acquisition(s).

“Clawback Policy” has the meaning set forth in Section 16.2.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer this Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the common stock, $.01 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Company” means Stein Mart, Inc., a Florida corporation, and any successor thereto.

“Consultant” means any individual who performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act.

“Director” means a member of the Board.

“Disability” means, unless the applicable Award Agreement says otherwise: (a) if an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Disability, the definition contained therein; or (b) if no such agreement exists or if such agreement does not define Disability, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 12.3(a) hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 12.3(a) hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Disqualifying Disposition” has the meaning set forth in Section 16.9.

“Dividend Equivalents” has the meaning set forth in Section 7.2(b)(ii).

“Effective Date” shall mean the date as of which this Plan is adopted by the Board, provided that the Company’s shareholders approve this Plan before the first anniversary of the Effective Date.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal or such other source as the Committee deems reliable. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee, and, in the case of nonqualified deferred compensation, in accordance with Section 409A of the Code; such determination shall be conclusive and binding on all persons.

“Fiscal Year” means the Company’s fiscal year.

“Free Standing Rights” has the meaning set forth in Section 7.1(a).

“Good Reason” means, unless the applicable Award Agreement states otherwise: (a) if an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or (b) if no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant’s base salary or bonus opportunity; or (iii) a geographical relocation of the Participant’s principal office location by more than fifty (50) miles.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Immediate Family Member” means any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statement promulgated by the Securities and Exchange Commission.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“ISO Limit” has the meaning set forth in Section 4.3.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to this Plan.

“Optionholder” means a person to whom an Option is granted pursuant to this Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Performance Share Award that is granted under Section 7.4 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.

“Participant” means an eligible person to whom an Award is granted pursuant to this Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Criteria” means the criterion or criteria selected for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Award under this Plan. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (or Affiliate, division, business unit or operational unit of the Company). Performance Criteria may include, but are not limited to, the following: (a) net sales; (b) gross profit; (c) operating or other expenses (or any individual type of expense); (d) earnings before interest and taxes; (e) earnings before interest, taxes, depreciation and amortization; (f) net income; (g) earnings per share (basic or diluted); (h) cash flow; (i) average sales per store; (j) average sales per square foot; (k) comparable store sales increases; (l) average inventories (calculated by taking the average of inventories at the end of each month); (m) inventory turnover (net sales divided by average inventory during any fiscal period); (n) number of stores opened; (o) return on investment (determined with reference to one or more categories of income or cash flow and one or more categories of assets, capital or equity); (p) total shareholder returns (on a standalone basis or as compared with a designated peer group or index); (q) stock price; and (r) gross margin (loss) determined based on all sales or with respect to one or more categories or departments.

Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or an Affiliate as a whole or any division, business unit or operational unit of the Company and/or an Affiliate or any combination thereof, as the Committee may deem appropriate, or as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Committee may select Performance Criterion (q) above as compared to various stock market indices. The Committee may provide that any of the Performance Criteria be calculated before the accrual of expense for any Awards for the corresponding Performance Period. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph.

“Performance Formula” means, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Award of a particular Participant, whether all, some portion but less than all, or none of the Award has been earned for the Performance Period.

“Performance Goals” means, for a Performance Period, the one or more goals established for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time, in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants, including, without limitation, adjustments or modifications based on the following events: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary, unusual or infrequently occurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (f) acquisitions or divestitures; (g) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (h) foreign exchange gains and losses; and (i) a change in the Fiscal Year.

“Performance Period” means the one or more periods of time, not less than one fiscal quarter in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of an Award.

“Performance Share” means a right granted to a Participant to receive shares of Common Stock (or the Fair Market Value thereof in cash or any combination of cash and Common Stock, as determined by the Committee) based upon the achievement, or level of achievement, of Performance Goals during a Performance Period, as determined by the Committee.

“Performance Share Award” means any Award granted pursuant to Section 7.3 hereof.

“Permitted Transferee” means any transferee of an Award pursuant to and in accordance with Section 15.1 or Section 15.2 hereof.

“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.

“Plan” means this Stein Mart, Inc. 2018 Omnibus Incentive Plan, as amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in Section 7.1(a).

“Restricted Award” means any Award granted pursuant to Section 7.2(a).

“Restricted Period” has the meaning set forth in Section 7.2(a).

“Restricted Stock” has the meaning set forth in Section 7.2(a).

“Restricted Stock Units” has the meaning set forth in Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Substitute Award” has the meaning set forth in Section 4.8.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

“Termination Event” means the occurrence of any act or event that causes a Participant to cease being an employee of the Company and any Affiliate, including, without limitation, death, Disability, retirement, termination with or without Cause, dismissal, severance at the election of the Participant, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Affiliates of a business owned or operated by the Company or any Affiliate. With respect to any Participant who is not an employee of the Company or any Affiliate, unless the Award Agreement states otherwise, a Termination Event shall occur when a Participant ceases to provide services as either a Consultant or Non-Employee Director. A Termination Event shall occur with respect to a Participant who is employed by an Affiliate if the Affiliate shall cease to be an Affiliate and the Participant shall not immediately thereafter become an employee of the Company or an Affiliate. Notwithstanding the foregoing, as described in Section 12.7, no Termination Event shall occur if the Participant continues to be an Employee, Director or Consultant after such termination. Provided, however, if a Termination Event constitutes a payment event with respect to any Award that provides for the deferral of compensation and is subject to Code Section 409A, payments to be made upon a Termination Event shall only be made upon a separation from service with the meaning of Code Section 409A.

“Total Share Reserve” has the meaning set forth in Section 4.1

“Vested Unit” has the meaning set forth in Section 7.2(d)(ii).

3.	Administration.

3.1       Authority of Committee. This Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of this Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by this Plan, the Committee (or the Board, as the case may be) shall have the authority:

(a)         to construe and interpret this Plan and apply its provisions;

(b)         to promulgate, amend and rescind rules and regulations relating to the administration of this Plan;

(c)        to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of this Plan;

(d)        to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;

(e)        to determine when Awards are to be granted under this Plan and the applicable Grant Date;

(f)        to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

(g)        to determine the number of shares of Common Stock, if any, to be made subject to each Award;

(h)        to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i)        to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j)        to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, any Performance Criteria that will be used to establish Performance Goals, the length of any Performance Period(s), the kind(s) and/or level(s) of the Performance Goal(s) that is (are) to apply and the number of Performance Shares that may be earned by a Participant;

(k)        to determine whether, and to what extent, the Performance Goals for a Performance Period have been achieved and, if so, to calculate the amount of any Awards earned for the period based upon the Performance Formula;

(l)        to reduce or eliminate the amount of an Award earned under Performance Goals in a Performance Period if, in the Committee’s sole judgment, such reduction or elimination is appropriate;

(m)        to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting or the term of any outstanding Award or extending the exercise period of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(n)        to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting a Termination Event for purposes of this Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(o)        to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(p)        to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in this Plan and any instrument or agreement relating to, or Award granted under, this Plan; and

(q)        to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of this Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective. The foregoing restriction on repricing includes (i) reducing the exercise price of the outstanding Options or Stock Appreciation Rights; (ii) cancelling outstanding Options or Stock Appreciation Rights in connection with the granting of Options or Stock Appreciation Rights with a lower exercise price to the same individual; (iii) cancelling Options or Stock Appreciation Rights with an exercise price in excess of the current Fair Market Value in exchange for a cash payment or other Award(s); and (iv) taking any other action that would be treated as a repricing of an Option or Stock Appreciation Right under the rules of the primary securities exchange or similar entity on which the Common Stock is listed.

3.2        Committee Decisions Final. All decisions made by the Committee (or the Board, as the case may be) pursuant to the provisions of this Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3        Delegation. The Committee, or if no Committee has been appointed, the Board, may delegate administration of this Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of this Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of this Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by this Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4        Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy the exemption requirements of Rule 16b-3 with respect to Awards to any Participant subject to Section 16 of the Exchange Act that are to be approved by the Committee rather than the Board, then the Committee shall be a compensation committee of the Board that consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under this Plan in the event Awards are granted under this Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.5        Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with this Plan or any Award granted under this Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within sixty (60) days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4.	Shares Subject to this Plan.

4.1        Subject to adjustment in accordance with Section 11, a total of 4,100,000 shares of Common Stock, plus the number of shares of Common Stock underlying any award granted under the Stein Mart, Inc. 2001 Omnibus Plan, as amended and restated effective June 21, 2016, that expires, terminates or is canceled or forfeited under the terms of such plan, shall be available for the grant of Awards under this Plan (the “Total Share Reserve”). During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2        Shares of Common Stock available for grant by the Company under this Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3        Subject to adjustment in accordance with Section 11, no more than 4,100,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the “ISO Limit”).

4.4        Subject to adjustment in accordance with Section 11, no Non-Employee Director (excluding Non-Employee Directors who also qualify as Consultants) shall receive, during a single Fiscal Year, Awards with respect to more than 70,000 shares of Common Stock in the aggregate.

4.5        Subject to adjustment in accordance with Section 11, no Participant shall receive, during a single Fiscal Year, (i) Options to purchase Common Stock or Stock Appreciation Rights with respect to more than 1,000,000 shares of Common Stock in the aggregate; or (ii) Restricted Stock, Restricted Stock Units, Performance Shares, Other Equity-Based Awards subject to Performance Goals with respect to more than 1,000,000 shares of Common stock in the aggregate. If an Award is to be settled in cash, the number of shares of Common Stock on which the Award is based shall not count toward the individual share limit set forth in this Section 4.5.

4.6        No Participant shall receive, during a single Fiscal Year, Cash Awards with an aggregate value that exceeds $2,500,000.00.

4.7        Any shares of Common Stock subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under this Plan. Shares of Common Stock subject to Awards that (a) are settled in cash, (b) are withheld to satisfy tax withholding obligations with respect to Restricted Awards, Performance Share Awards or Other Equity-Based Awards or (c) are exchanged with the Company’s permission prior to the issuance of shares for Awards not involving shares will be added back to this Plan share reserve and again be available for issuance pursuant to Awards granted under this Plan. Notwithstanding anything to the contrary contained herein, (x) shares of Common Stock subject to an Award under this Plan shall not again be made available for issuance or delivery under this Plan if such shares are (i) tendered in payment of the exercise price of an Option or a Stock Appreciation Right, (ii) delivered by a Participant or withheld by the Company to satisfy any tax withholding obligation on an Option or Stock Appreciation Right, or (iii) not issued or delivered as a result of the net settlement of an Option or Stock Appreciation Right; and (y) shares repurchased on the open market with the proceeds of an Option Exercise Price shall not again be made available for issuance under this Plan.

4.8        Awards may, in the sole discretion of the Committee, be granted under this Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO Limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under this Plan and shall not count toward the Total Share Limit.

4.9        Minimum Vesting Requirements for Awards. Except with respect to a maximum of five percent (5%) of the Total Share Reserve, all Awards granted under this Plan shall vest over a period that is not less than one (1) year. Notwithstanding the foregoing, the Committee may, but shall not be required to, provide for acceleration of vesting and exercisability of Awards in the terms of any Award Agreement in the event of the Participant’s death, Disability, retirement (as such term is defined in the applicable Award Agreement) or a Change in Control. Each Award may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The vesting provisions of individual Awards may vary. No Award may be exercised for a fraction of a share of Common Stock. The Award may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate.

5.	Eligibility.

5.1        General. The Committee will, in its sole discretion, designate which Participants will be eligible to receive Awards. However, designation of a Participant eligible to receive an Award hereunder shall not in any manner entitle the Participant to receive an Award or payment in respect of such Award. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.

5.2        Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.3        Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five (5) years from the Grant Date.

6.           Option Provisions. Each Option granted under this Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1        Term. Subject to the provisions of Section 5.3 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the Grant Date. The term of a Non-qualified Stock Option granted under this Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of ten (10) years from the Grant Date.

6.2        Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.3 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3         Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4        Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) through a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Award Agreement, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5        Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

6.6        Dividend Equivalents on Options. In no event shall any Dividend Equivalents (as defined below) be paid with respect to any Options.

7.	Provisions of Awards Other Than Options.

7.1	Stock Appreciation Rights.

(a)        General. Each Stock Appreciation Right granted under this Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under this Plan (“Related Rights”).

(b)        Grant Requirements. Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c)        Term of Stock Appreciation Rights. The term of a Stock Appreciation Right granted under this Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d)        Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

(e)        Exercise Price. The exercise price of a Free Standing Right shall be determined by the Committee, but shall not be less than one hundred percent (100%) of the Fair Market Value of one (1) share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

(f)        Reduction in the Underlying Option Shares. Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

(g)        Dividend Equivalents on Stock Appreciation Rights. In no event shall any Dividend Equivalents (as defined below) be paid with respect to any Stock Appreciation Rights.

7.2	Restricted Awards.

(a)        General. A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under this Plan shall be evidenced by an Award Agreement. Each

Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement.

(b)	Restricted Stock and Restricted Stock Units.

(i)        Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share (and, in any event, no later than the later of the 15th day of the third month following the end of the Participant’s first taxable year in which the expiration of the Restricted Period occurs or the 15th day of the third month following the end of the Company’s first taxable year in which the expiration of the Restricted Period occurs and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii)        The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. At the discretion of the Committee, each Restricted Stock Unit (representing one (1) share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one (1) share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit (and, in any event, no later than the later of the 15th day of the third month following the end of the Participant’s first taxable year in which the expiration of the Restricted Period occurs or the 15th day of the third month following the end of the Company’s first taxable year in which the expiration of the Restricted Period occurs). If such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

(c)	Restrictions.

(i)        Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement (provided, however, that the Restricted Stock will be subject to forfeiture until the expiration of the Restricted Period); and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii)        Restricted Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii)        The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units are granted, such action is appropriate.

(d)        Delivery of Restricted Stock and Settlement of Restricted Stock Units.

(i)        Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock (and, in any event, no later than the later of the 15th day of the third month following the end of the Participant’s first taxable year in which the expiration of the Restricted Period occurs or the 15th day of the third month following the end of the Company’s first taxable year in which the expiration of the Restricted Period occurs), the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share), and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and any interest thereon, if any.

(ii)        Upon the expiration of the Restricted Period (and, in any event, no later than the later of the 15th day of the third month following the end of the Participant’s first taxable year in which the expiration of the Restricted Period occurs or the 15th day of the third month following the end of the Company’s first taxable year in which the expiration of the Restricted Period occurs) with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one (1) share of Common Stock for each such outstanding vested Restricted Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(ii) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to each Vested Unit.

(e)        Stock Restrictions. Each certificate representing Restricted Stock awarded under this Plan shall bear a legend in such form as the Company deems appropriate.

7.3        Performance Share Awards.

(a)        Grant of Performance Share Awards. Each Performance Share Award granted under this Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 7.3, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

(b)        Earning Performance Share Awards. The number of Performance Shares earned by a Participant will depend on the extent to which the Performance Goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee. No payout or issuance of shares of Common Stock shall be made with respect to any Performance Share Award except upon written certification by the Committee that the minimum threshold Performance Goal(s) have been achieved, and any such payout shall occur at the time of such written certification (and, in any event, no later than the later of the 15th day of the third month following the end of the Participant’s first taxable year in which the Performance Period is completed or the 15th day of the third month following the end of the Company’s first taxable year in which the Performance Period is completed).

(c)        Dividend Equivalents on Performance Share Awards. In no event shall any Dividend Equivalents be paid with respect to any Performance Share Awards.

7.4        Other Equity-Based and Cash Awards. The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Other Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with this Plan, as may be reflected in the applicable Award Agreement; provided, however, that such Other Equity-Based Awards shall not provide for the deferral of compensation other than in a manner that complies with or excepted from Section 409A of the Code. In no event shall any dividends or Dividend Equivalents be paid with respect to any Other Equity-Based Award until such Awards are vested, it being understood that dividends and Dividend Equivalents may be credited with respect to such Awards, with payment subject to such Awards actually vesting (if any). The Committee may grant Cash Awards to Participants. Cash Awards shall be evidenced in such form as the Committee may determine. All Other Equity-Based Awards and Cash Awards shall be paid within two and one-half (2  1⁄2) months after the end of the Fiscal Year in which they are earned and vested.

8.        Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over this Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act this Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under this Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9.        Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10.	Miscellaneous.

10.1        Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with this Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest; provided, however, that no Award under this Plan shall vest earlier than one (1) year following the Grant Date except in the event of the Participant’s death, Disability, retirement or a Change in Control.

10.2        Shareholder Rights. Except as provided in this Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3        No Employment or Other Service Rights. Nothing in this Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.4         Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

11.        Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under this Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12.        Termination.

12.1      Termination in General. Except as otherwise set forth in this Plan or determined by the Committee and set forth in an Award Agreement, upon a Participant’s Termination Event with or to the Company or an Affiliate, for any reason whatsoever, except as otherwise set forth in this Section 12, in an Award Agreement or, with the consent of such individual, as determined by the Committee at any time prior to or after such Termination Event, Awards granted to such Participant will be treated as follows:

(a)        Any Options and Stock Appreciation Rights will (i) to the extent not vested and exercisable as of the date of such Termination Event with or to the Company or an Affiliate, terminate on the date of such Termination Event and (ii) to the extent vested and exercisable as of the date of such Termination Event with or to the Company or an Affiliate, remain exercisable for a period of ninety (90) days following the date of such Termination Event (but in no event beyond the maximum term of such Award); provided, however, that a Participant may not exercise an Incentive Stock Option more than three (3) months following the date of such Termination Event for any reason other than death or Disability (but in no event beyond the maximum term of such Award); provided, further, that, if the Termination Event is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after the Termination Event, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (other than an Incentive Stock Option) or a Stock Appreciation Right (i) the exercise of the Option or Stock Appreciation Right is prohibited by applicable law or (ii) Common Stock may not be purchased or sold by certain Employees or Non-Employee Directors due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or Stock Appreciation Right shall be automatically extended for a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement.

(b)        Any unvested portion of any Restricted Awards will be immediately forfeited.

(c)        Any unvested Performance Share Awards will be immediately forfeited and terminate.

(d)        Any other Awards, including, but not limited to, Other Equity-Based Awards and Cash Awards, to the extent not vested will be immediately forfeited and terminate.

12.2       Upon Termination Event in Connection with Death. Except as otherwise provided in an Award Agreement, upon a Termination Event in connection with a Participant’s death, Awards granted to a Participant will be treated as follows:

(a)        Any Options and Stock Appreciation Rights will (i) to the extent not vested and exercisable as of the date of such Termination Event with or to the Company or an Affiliate, immediately vest on the date of such termination, and remain exercisable for a period of one (1) year following the date of such termination (but in no event beyond the maximum term of such Award) and (ii) to the extent vested and exercisable as of the date of such Termination Event with or to the Company or an Affiliate, remain exercisable for a period of one (1) year following the date of such termination (but in no event beyond the maximum term of such Award).

(b)        A pro-rata portion of any unvested Restricted Awards equal to the percentage of the Restricted Period which has been met as of the Termination Event will immediately vest on the date of such termination.

(c)        A pro-rata portion of any unvested Performance Share Awards equal to the percentage of the Performance Period which has been met as of the Termination Event will immediately vest on the date of such termination at the target number of shares of Common Stock.

(d)        Any other Awards, including, but not limited to, Other Equity-Based Awards and Cash Awards, to the extent not vested, will be immediately forfeited and terminate.

12.3      Upon Termination Event in Connection with Disability. Except as otherwise provided in an Award Agreement, upon a Termination Event in connection with a Participant’s Disability, Awards granted to a Participant will be treated as follows:

(a)        Any Options and Stock Appreciation Rights will (i) to the extent not vested and exercisable as of the date of such Termination Event with or to the Company or an Affiliate, immediately vest on the date of such termination, and remain exercisable for a period of one (1) year following the date of such termination (but in no event beyond the maximum term of such Award) and (ii) to the extent vested and exercisable as of the date of such Termination Event with or to the Company or an Affiliate, remain exercisable for a period of one (1) year following the date of such termination (but in no event beyond the maximum term of such Award).

(b)        A pro-rata portion of any unvested Restricted Awards equal to the percentage of the Restricted Period which has been met as of the Termination Event will immediately vest on the date of such termination.

(c)        A pro-rata portion of any unvested Performance Share Awards equal to the percentage of the Performance Period which has been met as of the Termination Event will immediately vest on the date of such termination at the target number of shares of Common Stock.

(d)        Any other Awards, including, but not limited to, Other Equity-Based Awards and Cash Awards, to the extent not vested, will be immediately forfeited and terminate.

12.4      Upon Termination Event in Connection with Retirement. The Committee may, but shall not be required to, provide for acceleration of vesting and exercisability of Awards in the terms of any Award Agreement in the event of the Participant’s retirement (as such term is defined in the applicable Award Agreement).

12.5      Upon Termination Event in Connection with a Change in Control. Except as otherwise provided in an Award Agreement, upon a Termination Event in connection with a Change in Control, Awards granted to a Participant will be treated as set forth in Section 13.

12.6      Bona Fide Leave. The Committee or its delegate, in its sole discretion, may determine whether any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence, shall constitute a Termination Event. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a Termination Event for purposes of affected Awards, and such decision shall be final, conclusive and binding; provided, however, that any Termination Event shall be determined in accordance with the definition of a Separation from Service under Section 409A of the Code to the extent such determination relates to any nonqualified deferred compensation.

12.7      Change in Participant Status. If a Participant changes status from an Employee, Director or Consultant, to an Employee, Director or Consultant, without interruption, the Committee, in its sole discretion, may permit any Award held by such Participant at the time of such change in status to be unaffected by such status change; provided, however, that an Incentive Stock Option held by an Employee shall be treated as a Non-qualified Stock Option on the first (1st) day that is three (3) months after the date that the Participant ceases to be an Employee.

13.	Effect of Change in Control.

13.1      Unless otherwise provided in an Award Agreement, notwithstanding any provision of this Plan to the contrary:

(a)        Upon a Participant’s Termination Event without Cause or for Good Reason during the 24-month period following a Change in Control, all outstanding Options and Stock Appreciation Rights shall become immediately exercisable with respect to one hundred percent (100%) of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to one hundred percent (100%) of the outstanding shares of Restricted Stock or Restricted Stock Units as of the date of the Participant’s Termination Event.

(b)        With respect to Performance Share Awards, in the event of a Change in Control, all incomplete Performance Periods in respect of such Award in effect on the date the Change in Control occurs shall end on the date of such Change in Control and the Committee shall cause to be paid to the applicable Participant a pro-rata portion of such Awards equal to the percentage of the Performance Period which has been met as of the date of the Change in Control based upon the assumption that the applicable “target” levels of performance have been attained. The payment of such Award shall take place no later than the later of the 15th day of the third month following the end of the Participant’s first taxable year in which the Change in Control occurs or the 15th day of the third month following the end of the Company’s first taxable year in which the Change in Control occurs.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

13.2      In addition, in the event that the Change in Control results in a cash payment for each outstanding share of the Company’s Common Stock (a “Cash Payment”), then to the extent of such Cash Payment, as of the date of the Change in Control, each Award (other than Performance Share Awards) then outstanding shall be cancelled and the holders thereof shall receive the Cash Payment for each share of Common Stock represented by such Awards, less the exercise price in the case of Options or Stock Appreciation Rights. In the case of any Option or Stock Appreciation Right with an exercise price that equals or exceeds the Cash Payment amount, the Committee shall cancel the Option or Stock Appreciation Right without payment of consideration therefor.

13.3      In addition, in the event of a Change in Control where the consideration paid to the existing shareholders is stock or a combination of cash and stock, the Committee may in its discretion and upon at least ten (10) days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

13.4      The obligations of the Company under this Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

14.	Amendment of this Plan and Awards.

14.1      Amendment of this Plan. The Board at any time, and from time to time, may amend or terminate this Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 14.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

14.2      Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to this Plan for shareholder approval.

14.3      Contemplated Amendments. It is expressly contemplated that the Board may amend this Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section  409A of the Code and/or to bring this Plan and/or Awards granted under it into compliance therewith.

14.4      No Impairment of Rights. Rights under any Award granted before amendment of this Plan shall not be impaired by any amendment of this Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

14.5      Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

15.	Transfers.

15.1      Transfers upon Death. Except as provided herein, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of a Participant, only by the Participant. Upon the death of a Participant, outstanding Awards held by such Participant at the time of his or her death may be exercised only by the executors or administrators of the Participant’s estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Award, or the right to exercise any Award, shall be effective to bind the Company unless the Committee shall have been furnished with (i) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (ii) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Award.

15.2      Permitted Transfers. The Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of this Plan, to (i) an Immediate Family Member, (ii) a trust solely for the benefit of the Participant and/or his or her Immediate Family Members, (iii) a corporation, partnership or limited liability company whose only shareholders, partners or members, as applicable, are the Participant and/or his or her Immediate Family Members, or (iv) any other transferee as may be approved by the Committee in its sole discretion, in each case provided that (x) the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer, (y) the transferee furnishes the Committee with an agreement to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Award and (z) the Committee approves the proposed transfer.

15.3      Effect of Transfer. The terms of any Award transferred in accordance with this Section 15 shall apply to the Permitted Transferee, and any reference in this Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (i) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution or with the written consent of the Committee, (ii) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate, (iii) neither the Committee nor the Company shall be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under this Plan or otherwise, and (iv) the consequences of the Participant’s Termination Event under the terms of this Plan and the applicable Award Agreement shall continue to be applied with respect to the Permitted Transferee, including without limitation that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in this Plan and the applicable Award Agreement.

16.	General Provisions.

16.1      Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a Participant’s Termination Event for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

16.2      Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under this Plan in accordance with any Company policies that may be adopted and/or modified from time to time (the “Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to this Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).

16.3       Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

16.4      Unfunded Plan. This Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under this Plan.

16.5      Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, thirty (30) days shall be considered a reasonable period of time.

16.6      No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to this Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

16.7      Other Provisions. The Award Agreements authorized under this Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

16.8      Section 409A. This Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, this Plan shall be interpreted and administered to be in compliance therewith. Any payments described in this Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in this Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to this Plan during the six (6) month period immediately following the Participant’s Termination Event shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

16.9      Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two (2) years from the Grant Date of such Incentive Stock Option or within one (1) year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

16.10      Section 16. It is the intent of the Company that this Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of this Plan would conflict with the intent expressed in this Section 16.10, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

16.11      Beneficiary Designation. Each Participant under this Plan may from time to time name any beneficiary or beneficiaries by whom any right under this Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If no valid beneficiary designation form is on file with the Company at the time of a Participant’s death, the default beneficiary of such Participant shall be the Participant’s spouse, if any, then to any children equally, per stirpes; and then the Participant’s estate.

16.12      Expenses. The costs of administering this Plan shall be paid by the Company.

16.13      Severability. If any of the provisions of this Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

16.14      Plan Headings. The headings in this Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

16.15      Non-Uniform Treatment. The Committee’s determinations under this Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

17.	Effective Date of this Plan. This Plan shall become effective as of the Effective Date.

18.      Termination or Suspension of this Plan. This Plan shall terminate automatically on the tenth anniversary of the Effective Date. No Award shall be granted pursuant to this Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate this Plan at any earlier date pursuant to Section  14.1 hereof. No Awards may be granted under this Plan while this Plan is suspended or after it is terminated.

19.       Choice of Law. The law of the State of Florida shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

As adopted by the Board of Directors of Stein Mart, Inc. on January 23, 2018.

As approved by the shareholders of Stein Mart, Inc. on ______________, 2018.

Appendix B

STEIN MART, INC. EMPLOYEE STOCK PURCHASE PLAN

1.        Purpose. This Plan is intended to provide employees of the Company and its Participating Subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock. The Company intends that this Plan qualify as an “employee stock purchase plan” under Section 423 of the Code, and this Plan shall be interpreted in a manner that is consistent with that intent.

2.        Definitions.

“Board” or “Board of Directors” means the Board of Directors of the Company, as constituted from time to time.

“Code” means the U.S. Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means the committee of one or more members of the Board appointed by the Board to administer this Plan.

“Common Stock” means the common stock, $.01 par value per share, of the Company.

“Company” means Stein Mart, Inc., a Florida corporation, and any successor thereto.

“Compensation” means gross salary, wages and overtime pay, but shall not include bonuses or commissions.

“Corporate Transaction” means a merger, consolidation, acquisition of property or stock, separation, reorganization or other corporate event described in Section 424 of the Code.

“Designated Broker” means the financial services firm or other agent designated by the Company to maintain ESPP Share Accounts on behalf of Participants who have purchased shares of Common Stock under this Plan.

“Effective Date” means the date as of which this Plan is adopted by the Board, subject to this Plan obtaining shareholder approval in accordance with Section 19.11 hereof.

“Eligible Employee” means an Employee who (i) has been employed by the Company or a Participating Subsidiary for at least six (6) months and (ii) is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year. Notwithstanding the foregoing, the Committee may exclude from participation in this Plan or any Offering Employees who are (a) “highly compensated employees” of the Company or a Participating Subsidiary (within the meaning of Section 414(q) of the Code) or (b) subject to the disclosure requirements of Section 16(a) of the Exchange Act.

“Employee” means any person who renders services to the Company or a Participating Subsidiary as an employee pursuant to an employment relationship with such employer. For purposes of this Plan, the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence approved by the Company or a Participating Subsidiary that meets the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three (3) months, or such other period of time specified in Treasury Regulation Section 1.421-1(h)(2), and the individual’s right to re-employment is not guaranteed by statute or contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three-month period, or such other period specified in Treasury Regulation Section 1.421-1(h)(2).

“Enrollment Form” means an agreement pursuant to which an Eligible Employee may elect to enroll in this Plan, to authorize a new level of payroll deductions, or to stop payroll deductions and withdraw from an Offering Period.

“ESPP Share Account” means an account into which shares of Common Stock purchased with accumulated payroll deductions at the end of an Offering Period are held on behalf of a Participant.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Stock

Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported, the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal or such other source as the Committee deems reliable. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Offering Date” means the first Trading Day of each Offering Period as designated by the Committee.

“Offering” or “Offering Period” means a period of six (6) months beginning each January 1st and July 1st of each year; provided, that, pursuant to Section 5, the Committee may change the duration of future Offering Periods (subject to a maximum Offering Period of twenty-seven (27) months) and/or the start and end dates of future Offering Periods.

“Participant” means an Eligible Employee who is actively participating in this Plan.

“Participating Subsidiaries” means the Subsidiaries that have been designated as eligible to participate in this Plan, and such other Subsidiaries that may be designated by the Committee from time to time in its sole discretion.

“Plan” means this Stein Mart, Inc. Employee Stock Purchase Plan, as set forth herein, and as amended from time to time.

“Purchase Date” means the last Trading Day of each Offering Period.

“Purchase Price” means an amount equal to the lesser of (i) eighty-five percent (85%) (or such greater percentage as designated by the Committee) of the Fair Market Value of a share of Common Stock on the Offering Date or (ii) eighty-five percent (85%) (or such greater percentage as designated by the Committee) of the Fair Market Value of a share of Common Stock on the Purchase Date; provided, that, the Purchase Price per share of Common Stock will in no event be less than the par value of the Common Stock.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means any corporation, domestic or foreign, of which not less than fifty percent (50%) of the combined voting power is held by the Company or a Subsidiary, whether or not such corporation exists now or is hereafter organized or acquired by the Company or a Subsidiary. In all cases, the determination of whether an entity is a Subsidiary shall be made in accordance with Section 424(f) of the Code.

“Trading Day” means any day on which the national stock exchange upon which the Common Stock is listed is open for trading or, if the Common Stock is not listed on an established stock exchange or national market system, a business day, as determined by the Committee in good faith.

3.        Administration. This Plan shall be administered by the Committee which shall have the authority to construe and interpret this Plan, prescribe, amend and rescind rules relating to this Plan’s administration, and take any other actions necessary or desirable for the administration of this Plan, including without limitation adopting sub-plans applicable to particular Participating Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Code. The Committee may correct any defect or supply any omission or reconcile any inconsistency or ambiguity in this Plan. The decisions of the Committee shall be final and binding on all persons. All expenses of administering this Plan shall be borne by the Company.

4.        Eligibility. Unless otherwise determined by the Committee in a manner that is consistent with Section 423 of the Code, any individual who is an Eligible Employee as of the first day of the enrollment period designated by the Committee for a particular Offering Period shall be eligible to participate in such Offering Period, subject to the requirements of Section 423 of the Code.

Notwithstanding any provision of this Plan to the contrary, no Eligible Employee shall be granted an option under this Plan if (i) immediately after the grant of the option, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary or (ii) such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined at the time the option is granted) for each calendar year in which such option is outstanding at any time.

5.        Offering Periods. This Plan shall be implemented by a series of Offering Periods, each of which shall be six (6) months in duration, with new Offering Periods commencing on or about January 1st and July 1st of each year (or such other times as determined by the Committee). The Committee shall have the authority to change the duration, frequency, start and end dates of Offering Periods.

6.        Participation.

6.1        Enrollment; Payroll Deductions. An Eligible Employee may elect to participate in this Plan by properly completing an Enrollment Form, which may be electronic, and submitting it to the Company, in accordance with the enrollment procedures established by the Committee. Participation in this Plan is entirely voluntary. By submitting an Enrollment Form, the Eligible Employee authorizes payroll deductions from his or her pay check in an amount equal to at least one percent (1%), but not more than ten percent (10%) (in increments of one percent (1%) only), of his or her Compensation on each pay day occurring during an Offering Period (or such other maximum percentage as the Committee may establish from time to time before an Offering Period begins); provided, however, that the maximum payroll deduction for any Participant shall be $20,000 per year. Payroll deductions shall commence on the first payroll date following the Offering Date and end on the last payroll date on or before the Purchase Date. The Company shall maintain records of all payroll deductions but shall have no obligation to pay interest on payroll deductions or to hold such amounts in a trust or in any segregated account. A Participant may not make any separate contributions or payments to this Plan.

6.2        Election Changes. During an Offering Period, a Participant may decrease or increase his or her rate of payroll deductions applicable to such Offering Period only once; provided, however, that no change to a rate of payroll deductions will be effective for an Offering Period during the 30-day period immediately prior to a Purchase Date for such Offering Period. To make such a change, the Participant must submit a new Enrollment Form authorizing the new rate of payroll deductions at least fifteen (15) days before the change is to go into effect. A Participant may decrease or increase his or her rate of payroll deductions for future Offering Periods by submitting a new Enrollment Form authorizing the new rate of payroll deductions at least fifteen (15) days before the start of the next Offering Period.

6.3        Automatic Re-enrollment. The deduction rate selected in the Enrollment Form shall remain in effect for subsequent Offering Periods unless the Participant (a) submits a new Enrollment Form authorizing a new level of payroll deductions in accordance with Section 6.2, (b) withdraws from this Plan in accordance with Section 10, or (c) terminates employment or otherwise becomes ineligible to participate in this Plan.

7.        Grant of Option. On each Offering Date, each Participant in the applicable Offering Period shall be granted an option to purchase, on the Purchase Date, a number of shares of Common Stock determined by dividing the Participant’s accumulated payroll deductions by the applicable Purchase Price; provided, however, that in no event shall any Participant purchase more than 3,000 shares of Common Stock during an Offering Period (subject to adjustment in accordance with Section 18 and the limitations set forth in Section 13 of this Plan).

8.        Exercise of Option/Purchase of Shares. A Participant’s option to purchase shares of Common Stock will be exercised automatically on the Purchase Date of each Offering Period. The Participant’s accumulated payroll deductions will be used to purchase the maximum number of whole shares that can be purchased with the amounts in the Participant’s notional account. No fractional shares may be purchased but notional fractional shares of Common Stock will be allocated to the Participant’s ESPP Share Account to be aggregated with other notional fractional shares of Common Stock on future Purchase Dates, subject to earlier withdrawal by the Participant in accordance with Section 10 or termination of employment in accordance with Section 11.

9.        Transfer of Shares. As soon as reasonably practicable after each Purchase Date, the Company will arrange for the delivery to each Participant of the shares of Common Stock purchased upon exercise of his or her option. The Committee may permit or require that the shares be deposited directly into an ESPP Share Account established in the name of the Participant with a Designated Broker and may require that the shares of Common Stock be retained with such Designated Broker for a specified period of time. Participants will not have any voting, dividend or other rights of a shareholder with respect to the shares of Common Stock subject to any option granted hereunder until such shares have been delivered pursuant to this Section 9.

10.        Withdrawal.

10.1        Withdrawal Procedure. A Participant may withdraw from an Offering by submitting to the Company a revised Enrollment Form indicating his or her election to withdraw at least thirty (30) days before the Purchase Date. No Enrollment Form to withdraw will be effective if submitted during the 30-day period immediately prior to a Purchase Date. The accumulated payroll deductions held on behalf of a Participant in his or her notional account (that have not been used to purchase shares of Common Stock) shall be paid to the Participant promptly following the Participant’s timely submission of an Enrollment Form indicating his or her election to withdraw and the Participant’s option shall be automatically terminated. If a Participant withdraws from an Offering Period, no payroll deductions will be made during any succeeding Offering Period, unless the Participant re-enrolls in accordance with Section 6.1 of this Plan.

10.2        Effect on Succeeding Offering Periods. A Participant’s election to withdraw from an Offering Period will not have any effect upon his or her eligibility to participate in succeeding Offering Periods that commence following the completion of the Offering Period from which the Participant withdraws.

11.        Termination of Employment; Change in Employment Status. Upon termination of a Participant’s employment for any reason, including death, disability or retirement, or a change in the Participant’s employment status following which the Participant is no longer an Eligible Employee, which in either case occurs at least thirty (30) days before the Purchase Date, the Participant will be deemed to have withdrawn from this Plan and the payroll deductions in the Participant’s notional account (that have not been used to purchase shares of Common Stock) shall be returned to the Participant, or in the case of the Participant’s death, to the person(s) entitled to such amounts under Section 17, and the Participant’s option shall be automatically terminated. If the Participant’s termination of employment or change in status occurs within thirty (30) days before a Purchase Date, the accumulated payroll deductions shall be used to purchase shares on the Purchase Date.

12.        Interest. No interest shall accrue on or be payable with respect to the payroll deductions of a Participant in this Plan.

13.        Shares Reserved for Plan.

13.1        Number of Shares. A total of 2,000,000 shares of Common Stock have been reserved as authorized for the grant of options under this Plan. The shares of Common Stock may be newly issued shares, treasury shares or shares acquired on the open market.

13.2        Over-subscribed Offerings. The number of shares of Common Stock which a Participant may purchase in an Offering under this Plan may be reduced if the Offering is over-subscribed. No option granted under this Plan shall permit a Participant to purchase shares of Common Stock which, if added together with the total number of shares of Common Stock purchased by all other Participants in such Offering, would exceed the total number of shares of Common Stock remaining available under this Plan. If the Committee determines that, on a particular Purchase Date, the number of shares of Common Stock with respect to which options are to be exercised exceeds the number of shares of Common Stock then available under this Plan, the Company shall make a pro rata allocation of the shares of Common Stock remaining available for purchase in as uniform a manner as practicable and as the Committee determines to be equitable.

14.        Transferability. No payroll deductions credited to a Participant, nor any rights with respect to the exercise of an option or any rights to receive Common Stock hereunder, may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 17 hereof) by the Participant. Any attempt to assign, transfer, pledge or otherwise dispose of such rights or amounts shall be without effect.

15.        Application of Funds. All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose to the extent permitted by applicable law, and the Company shall not be required to segregate such payroll deductions or contributions.

16.        Statements. Participants will be provided with statements at least annually which shall set forth the contributions made by the Participant to this Plan, the Purchase Price of any shares of Common Stock purchased with accumulated funds, the number of shares of Common Stock purchased, and any payroll deduction amounts remaining in the Participant’s notional account.

17.        Designation of Beneficiary. A Participant may file, on forms supplied by the Committee, a written designation of beneficiary who is to receive any shares of Common Stock and cash in respect of any fractional shares of Common Stock, if any, from the Participant’s ESPP Share Account under this Plan in the event of such Participant’s death. In addition, a Participant may file a written designation of beneficiary who is to receive any cash withheld through payroll deductions and credited to the Participant’s notional account in the event of the Participant’s death prior to the Purchase Date of an Offering Period.

18.        Adjustments Upon Changes in Capitalization; Dissolution or Liquidation; Corporate Transactions.

18.1        Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the Company’s structure affecting the Common Stock occurs, then in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, the Committee will, in such manner as it deems equitable, adjust the number of shares and class of Common Stock that may be delivered under this Plan, the Purchase Price per share and the number of shares of Common Stock covered by each outstanding option under this Plan, and the numerical limits of Section 7 and Section 13.

18.2        Dissolution or Liquidation. Unless otherwise determined by the Committee, in the event of a proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a new Purchase Date and the Offering Period will end immediately prior to the proposed dissolution or liquidation. The new Purchase Date will be before the date of the Company’s proposed dissolution or liquidation. Before the new Purchase Date, the Committee will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10.

18.3        Corporate Transaction. In the event of a Corporate Transaction, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a parent or Subsidiary of such successor corporation. If the successor corporation refuses to assume or substitute the option, the Offering Period with respect to which the option relates will be shortened by setting a new Purchase Date on which the Offering Period will end. The new Purchase Date will occur before the date of the Corporate Transaction. Prior to the new Purchase Date, the Committee will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10.

19.        General Provisions.

19.1        Equal Rights and Privileges. Notwithstanding any provision of this Plan to the contrary and in accordance with Section 423 of the Code, all Eligible Employees who are granted options under this Plan shall have the same rights and privileges.

19.2        No Right to Continued Service. Neither this Plan nor any compensation paid hereunder will confer on any Participant the right to continue as an Employee or in any other capacity.

19.3        Rights as Shareholder. A Participant will become a shareholder with respect to the shares of Common Stock that are purchased pursuant to options granted under this Plan when the shares are transferred to the Participant’s ESPP Share Account. A Participant will have no rights as a shareholder with respect to shares of Common Stock for which an election to participate in an Offering Period has been made until such Participant becomes a shareholder as provided above.

19.4        Successors and Assigns. This Plan shall be binding on the Company and its successors and assigns.

19.5        Entire Plan. This Plan constitutes the entire plan with respect to the subject matter hereof and supersedes all prior plans with respect to the subject matter hereof.

19.6        Compliance with Law. The obligations of the Company with respect to payments under this Plan are subject to compliance with all applicable laws and regulations. Common Stock shall not be issued with respect to an option granted under this Plan unless the exercise of such option and the issuance and delivery of the shares of Common Stock pursuant thereto shall comply with all applicable provisions of law, including without limitation the Securities Act, the Exchange Act and the requirements of any stock exchange upon which the shares may then be listed.

19.7        Notice of Disqualifying Dispositions. Each Participant shall give the Company prompt written notice of any disposition or other transfer of shares of Common Stock acquired pursuant to the exercise of an option acquired under this Plan, if such disposition or transfer is made within two years after the Offering Date or within one year after the Purchase Date.

19.8        Term of Plan. This Plan shall become effective on the Effective Date and, unless terminated earlier pursuant to Section 19.9, shall have a term of ten (10) years.

19.9        Amendment or Termination. The Committee may, in its sole discretion, amend, suspend or terminate this Plan at any time and for any reason without approval of the shareholders of the Company except as required by Section 423 of the Code or by the listing standards of any stock exchange upon which the Company’s Common Stock is listed. If this Plan is terminated, the Committee may elect to terminate all outstanding Offering Periods either immediately or once shares of Common Stock have been purchased on the next Purchase Date (which may, in the discretion of the Committee, be accelerated) or permit Offering Periods to expire in accordance with their terms (and subject to any adjustment in accordance with Section 18). If any Offering Period is terminated before its scheduled expiration, all amounts that have not been used to purchase shares of

Common Stock will be returned to Participants (without interest, except as otherwise required by law) as soon as administratively practicable.

19.10        Applicable Law. The laws of the State of Florida shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

19.11        Shareholder Approval. This Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date this Plan is adopted by the Board.

19.12        Section 423. This Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Any provision of this Plan that is inconsistent with Section 423 of the Code shall be reformed to comply with Section 423 of the Code.

19.13        Withholding. To the extent required by applicable Federal, state or local law, a Participant must make arrangements satisfactory to the Company for the payment of any withholding or similar tax obligations that arise in connection with this Plan.

19.14        Severability. If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

19.15        Headings. The headings of sections herein are included solely for convenience and shall not affect the meaning of any of the provisions of this Plan.

As adopted by the Board of Directors of Stein Mart, Inc. on September 18, 2017.

As approved by the shareholders of Stein Mart, Inc. on ______________, 2018.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000382419_1 R1.0.1.17 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Jay Stein 02 Irwin Cohen 03 Thomas L. Cole 04 Timothy Cost 05 Lisa Galanti 06 D. Hunt Hawkins 07 Mitchell W. Legler 08 MaryAnne Morin 09 Richard L. Sisisky 10 Burton M. Tansky STEIN MART, INC. 1200 RIVERPLACE BLVD JACKSONVILLE, FL 32207 VOTE BY INTERNET—www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/18/2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/18/2018. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5. For Against Abstain 2 To approve an advisory resolution approving executive compensation for fiscal year 2017. 3 To approve the Stein Mart 2018 Omnibus Incentive Plan to replace our existing 2001 Omnibus Plan as amended and restated. 4 To approve the Stein Mart Employee Stock Purchase Plan to replace our existing Employee Stock Purchase Plan. 5 To ratify the appointment of KPMG LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending February 3, 2019. NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. For address change/comments, mark here. (see reverse for instructions)

0000382419_2 R1.0.1.17 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, 2017 Annual Report on Form 10-K is/are available at www.proxyvote.com STEIN MART, INC. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 19, 2018 The undersigned hereby appoints D. Hunt Hawkins and Richard L. Sisisky, and each of them, with full power of substitution and revocation, as true and lawful agents and proxies of the undersigned to attend and vote all shares of Common Stock of Stein Mart, Inc., a Florida corporation, that the undersigned would be entitled to vote if then personally present at the Annual Meeting of Shareholders of Stein Mart, Inc., a Florida corporation, to be held on June 19, 2018 at 2:00 P.M., local time, at Stein Mart Corporate Headquarters, 5th Floor, 1200 Riverplace Blvd., Jacksonville, Florida, 32207 and at any adjournments thereof, hereby revoking any proxy heretofore given. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be deemed a direction to be voted in accordance with the Board of Directors’ recommendations. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Address change/comments: Continued and to be signed on reverse side